                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_ ] CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14a-6(e)(2))
[_] Definitive Proxy Statement


[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


             -----------------------------------------------------
                               Seal Fleet, Inc.
             -----------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.

  (3) Filing Party:

  (4) Date Filed:

                               SEAL FLEET, INC.
                          125 WORTH AVENUE, SUITE 314
                   PALM BEACH, FLORIDA 33480 (561) 833-5111

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 14, 1997

  The Annual Meeting of Stockholders of Seal Fleet, Inc. ("Company") will be held at the Board Room, First National in Palm Beach, 255 South County Road, Palm Beach, Florida 33480, on May 14, 1997 at 10:00 A.M., Florida time for the following purposes:

  1. To amend the Bylaws of the Company to reduce the minimum number of authorized directors to no less than three (3).

  2. To elect as directors the three (3) persons listed.

  3. To consider and act upon the ratification of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1997.

  4. To consider and act upon the ratification of a reverse stock split of the Company's Class A and Class B Common Stock on a 1 share for 2 shares basis, such reverse stock split to be accomplished by an initial reverse stock split on a 1 share for 50 shares basis, followed by a forward stock split on a 25 shares to 1 share basis. Assuming the stock splits are ratified, the aggregate number of authorized Class A Common Stock will be 1,850,000, and the aggregate number of Class B Common Stock will be 25,000. Both classes of Common Stock will have a par value of $.20.

  5. To consider and vote on the following proposals, to be voted on together as the "Reincorporation Proposal":

    (a) The approval of the change in the Company's state of incorporation from Nevada to Delaware;

    (b) The approval of an increase in the number of authorized shares of Class A Common Stock from 1,850,000 shares, par value $.20 following the stock splits referred to in Proposal 3 above, to 14,975,000 shares, par value $.20;

    (c) The authorization of an aggregate of 3,000,000 shares of a class of Preferred Stock, par value $.001; and

    (d) The merger of the Company into its wholly-owned subsidiary, Seal Holdings Corporation, a Delaware corporation.

  The effectiveness of each of the proposals set out in (a), (b), (c) and (d) above is contingent on the approval of the others, and no action will be taken by the Company unless all such matters are approved. Accordingly, the matters are offered together in the Reincorporation Proposal.

  6. To consider and vote on the removal of a restriction requiring the Board of Directors to seek stockholder approval of an initial acquisition.

  7. To approve the 1997 Incentive Option Plan.

  8. To act upon any other matters properly coming before the meeting or any adjournment thereof.

  Holders of common stock at the close of business on March 31, 1997, will be entitled to vote at the meeting and any adjournment thereof as set forth in the accompanying Proxy Statement.

                                          By order of the Board of Directors

                                          /s/ James S. Goodner
                                          ---------------------
                                          James S. Goodner
                                          Secretary

April 9, 1997
Palm Beach, Florida

  In order to avoid additional soliciting expense to the Company, please SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the meeting. You may revoke your proxy at any time prior to its use at the Annual Meeting by giving written notice of revocation, by signing and delivering to the Secretary of the Company a proxy bearing a later date or by personally voting at the meeting.

                    SUMMARY OF PROPOSALS FOR CONSIDERATION

  The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere or incorporated by reference herein.

  The Company continues its transition from the offshore marine business into a new line of business to be determined by the Board of Directors, as more fully described in the Proxy Statement dated June 17, 1996, and the Current Report on Form 8-K dated August 27, 1996, and amended October 28, 1996. The following proposals are intended to continue this transition:

  1. To reduce the authorized number of directors to between three and twenty-one.

  Currently, the Company has three directors. The Board of Directors believes the current size of the Board of Directors is optimal for the Company's current plans. Although it may be advisable to increase the size of the Board of Directors in the future, there is no present need for more than three members on the Board. The Bylaws of the Company currently provide for a Board of Directors of between five and twenty-one directors, and must be amended to allow the full authorized Board to comprise no less than three directors.

  2. To elect as directors Mr. Thomas M. Ferguson, Mr. Donald L. Caldera and Mr. J. Erik Hvide. Mr. Ferguson and Mr. Caldera are nominated as Class B Directors, and Mr. Hvide is nominated as Class A Director.

  Each director will hold office until the next meeting of stockholders for the election of directors and until his successor is elected and qualifies unless he sooner resigns or is removed as provided in the Bylaws. The holders of Class B Common Stock are entitled to nominate and elect a simple majority of the Board of Directors, and the holders of Class A Common Stock are entitled to nominate and elect the remainder of the Board of Directors.

  3. To consider and act upon the ratification of Ernst & Young LLP as independent auditors for the Company for the 1997 fiscal year.

  The Company has enjoyed an excellent working relationship with its current independent auditors, Pannell Kerr Forster of Texas, P.C., who have audited the financial statements of the Company for the 1996 fiscal year. The Board of Directors has determined that the Company's independent auditors should, if possible, be located in Florida near the Company's offices. The Board has therefore appointed Ernst & Young LLP to serve as independent auditors of the Company for the fiscal year ended December 31, 1997, subject to ratification by the stockholders of the Company.

  4. To consider and act upon the ratification of a reverse stock split of the Company's Class A and Class B Common Stock, to be achieved by an initial reverse stock split on a 1 share for 50 shares basis, followed by a forward stock split on a 25 shares to 1 share basis.

  To decrease the Company's administrative expenses and to increase potential earnings per share and book value per share, the Company proposes a one for fifty reverse split of the Class A and Class B Common Stock followed by a twenty-five for one stock split of the Class A and Class B Common Stock. The net effect of the stock splits will be a one for two reverse stock split, which will reduce the number of stockholders.

  5. To approve the Reincorporation Proposal.

  The Reincorporation Proposal will, if approved, be effected by the change of the state of incorporation of the Company from Nevada to Delaware, through a merger of the Company (the "Merger") with and into Seal Holdings Corporation, a Delaware company formed for that purpose. The Merger will change the Company's name to Seal Holdings Corporation, increase the aggregate number of shares of the Company's authorized Class A Common Stock, and authorize a class of Preferred Stock.

  The Company believes that it would be advantageous for the Company to be governed by the corporate law of Delaware which has reached an advanced stage of development as a result of the large number of corporations which are domiciled there and the numerous interpretive decisions that have been rendered by its courts. The Board of Directors also feels that the name of the Company should be changed to reflect the Company's sale of its marine fleet business and new direction. The Board of Directors believes an issuance of Class A Common Stock or Preferred Stock may be necessary or desirable in order to complete a business combination. Under the Company's current Articles of Incorporation, only a relatively insignificant amount of authorized but unissued Class A Common Stock is available to be issued, and Preferred Stock of the Company is not available.

  6. To remove a restriction requiring the Board of Directors to seek stockholder approval of an initial acquisition.

  The Company has previously undertaken to its stockholders that it would not conclude its first significant acquisition without seeking their approval. The Board of Directors now believes that in the event a suitable acquisition target is identified by the Board, valuable time will be lost in seeking stockholder approval. The Board, therefore, asks the stockholders to remove the requirement of stockholder approval previously placed on the Board's ability to conclude an initial acquisition. If the requirement is removed, no further stockholder approval will be sought in connection with a merger or acquisition, provided that the transaction does not require stockholder approval as a matter of applicable law.

  7. To ratify the 1997 Incentive Option Plan.

  The 1997 Incentive Option Plan (the "Plan") would authorize the grant of incentive stock options and nonqualified stock options and is intended to promote the interests of the Company by offering those directors, executive officers, key employees and outside consultants of the Company, who are primarily responsible for the Company's management, growth and success, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of or to provide services to the Company.

  8. To act upon any other matters properly coming before the meeting or any adjournment thereof.

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 14, 1997

  The accompanying Form of Proxy is being solicited on behalf of the Board of Directors of Seal Fleet, Inc. (hereinafter sometimes referred to as "Company" or "Seal Fleet"). The meeting will be held at The Board Room, First National in Palm Beach, 255 South County Road, Palm Beach, Florida, at 10:00 A.M. on May 14, 1997. Only stockholders of record as of the close of business on March 31, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. This Proxy Statement is being mailed on or about April 9, 1997.

  Seal Fleet, Inc. has outstanding two classes of stock, Class A voting common stock, par value $0.10 per share ("Class A Stock"), and Class B voting common stock, par value $0.10 per share ("Class B Stock") (together with Class A Stock, the "Common Stock"). The holders of the Class B Stock are entitled to elect a simple majority of the Company's directors, and the holders of Class A Stock are entitled to elect the remaining directors. Holders of Class A Stock may only vote for Class A Directors, and holders of Class B Stock may only vote for Class B Directors. The two classes of stock may be voted together as a single class on certain matters and may be voted as separate classes on certain other matters. On March 20, 1997 there were outstanding 2,262,405 shares of Class A Stock and 50,000 shares of Class B Stock. Each stockholder will be entitled to one vote for each share of stock owned.

  The presence, in person or by proxy, of the holders of (i) a majority of the outstanding shares of Class A Stock, and (ii) a majority of the outstanding shares of Class B Stock, entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the same effect as a vote against the Proposals. "Broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote with respect to Proposal 5, "Reincorporation in Delaware," and will have the same effect as votes against Proposal 5. Broker non-votes will not be counted in determining the number of shares present and entitled to vote with respect to Proposals 1, 3, 4, 6 and 7, and will not be counted as votes either for or against Proposals 1, 3, 4, 6 and 7.

  The persons nominated as "Class A Directors" will be elected if they receive the affirmative vote of a plurality of the outstanding shares of the Class A Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. The persons nominated as "Class B Directors" likewise will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class B Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. "Plurality" means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Cumulative voting is not permitted.

  The Reincorporation Proposal will be approved if it receives the affirmative vote of (i) a majority of the outstanding shares of Class A Stock and (ii) a majority of the outstanding shares of Class B Stock, each voting separately as a class.

  The removal of the restriction on the Board requiring stockholder approval of an initial acquisition will be approved if it receives the affirmative vote of the majority of the stockholders not affiliated with the officers and directors of the Company present, in person or by proxy, at the Annual Meeting and entitled to vote. Ratification of the independent auditors, ratification of the 1997 Incentive Option Plan and any other matters that come before the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock present, in person or by Proxy, at the Annual Meeting and entitled to vote. The Board has decided not to effect the proposed one for two stock split unless Proposal 4 receives the affirmative vote of a majority of shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. The decrease in the authorized number of directors requires the affirmative vote of the majority of shares of each class of Common Stock present, in person or by proxy and entitled to vote.

  All properly signed and submitted proxies will be voted. Where a choice has been specified by the stockholder as provided on the proxy, the proxy will be voted (or withheld) in accordance with such specification. IF A PROXY DOES NOT SPECIFY OTHERWISE, IT WILL BE VOTED FOR THE THREE DIRECTOR NOMINEES DESCRIBED IN THE PROXY STATEMENT, FOR ALL ISSUES PRESENTED TO THE STOCKHOLDERS IN THIS PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTERS THAT MAY BE BROUGHT BEFORE THE ANNUAL MEETING. SEE "ELECTION OF DIRECTORS," "AMENDMENT TO BYLAWS," "APPOINTMENT OF INDEPENDENT AUDITORS," "ONE-FOR TWO SPLIT OF THE COMPANY'S STOCK," "REINCORPORATION IN DELAWARE," "AUTHORIZATION OF INITIAL ACQUISITION" AND "1997 INCENTIVE OPTION PLAN."

  Solicitation of proxies will be primarily by mail, but proxies may also be solicited personally, by telephone or fax by officers, directors and regular employees of the Company. The Company will make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs. Corporate Investor Communications, Inc. has been retained to act as proxy solicitor in conjunction with the Annual Meeting of Stockholders, and will develop a communications strategy, perform a broker search, distribute proxy materials and solicit voted proxies from all banks, brokers, nominees and intermediaries. Fees for this proxy solicitation service are estimated to be $4,000, plus out-of-pocket costs and expenses. The cost of the solicitation will be borne by the Company. Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving the Company written notice of the revocation, by signing and delivering to the Secretary of the Company a proxy bearing a later date or by personally voting at the meeting.

  A representative of the Company's transfer agent will be present at the meeting and will tabulate the votes.

                                 PROPOSAL ONE

                              AMENDMENT OF BYLAWS

  The Bylaws of the Company provide for the Board of Directors to comprise between five (5) and twenty-one (21) directors. Following the sale of the Company's vessels and marine assets to Hvide Marine Incorporated ("Hvide") in August, 1996, as more fully described in "Certain Transactions" below, the current three Board members were appointed to the Board on August 14, 1996. It was anticipated that the post-Sale Board would appoint a further two members to bring the total number of directors to five.

  The Board of Directors has now determined that a three-member Board is optimal for the Company's present activities. Once a significant business combination is completed, or once the Board has identified suitable candidates for membership on the Board, the Board will be increased by the addition of members identified by the Board. Until such time, however, the Board of Directors seeks approval for a reduction in the authorized number of Board members to no less than three. Amendment of the Bylaws to reduce the authorized number of Directors from a range of five to twenty-one to a range of three to twenty-one requires the affirmative vote of a majority of the outstanding shares of each of Class A and Class B Stock, present in person on by proxy and entitled to vote.

  The Company's current Bylaws allow the directors to increase the number of members of the Board provided the number of directors is within five and twenty-one. The Board of Directors proposes the adoption of the following
Section 3.02 of the Company's Bylaws, in substitution of the Current Section
3.02. The following Section 3.02 reduces the minimum number of authorized directors. In addition, the revised Section 3.02 clarifies the procedures for qualifying, electing and removing directors, amending the authorized number of directors, and setting the authorized number of directors within the specified limits.

  Section 3.02. Number and Election.

    The Board of Directors shall consist of not less than three (3) and not more than twenty-one (21) directors. Within the limits specified, the number of directors may be determined by resolution of the Board of Directors. The limits on the number of authorized directors may be modified from time to time by amendment of this Section 3.02, in accordance with
  Article VII hereof, and with the Certificate of Incorporation. The directors shall be elected at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be stockholders. If for any cause directors shall not have been elected at the Annual Meeting, they may be elected as soon thereafter as convenient at a special meeting of stockholders called for that purpose. No reduction of the authorized number of directors shall have the effect of removing any director before the director's term of office expires, unless such removal is made pursuant to these Bylaws.

  Abstentions will be counted for purposes of determining the number of shares present and entitled to vote and will have the effect of a vote against the amendment to the Company's Bylaws. Broker non-votes, if any, will not be counted in determining the number of shares present and entitled to vote on the amendment to the Company's Bylaws.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S BYLAWS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

                                 PROPOSAL TWO

                             ELECTION OF DIRECTORS

  Prior to the Sale to Hvide Marine Incorporated, the Board of Directors consisted of seven directors, elected at the 1996 Annual Meeting. Pursuant to the terms of the sale, all of the directors of the Company then holding office resigned. By written consent of Directors dated August 14, 1996, Mr. Caldera, Mr. Ferguson and Mr. Hvide were appointed as directors to fill three of the vacancies created by the resignations, and to serve until the next annual meeting of the stockholders of the Company.

  If Proposal 1 is adopted by the stockholders of the Company, the Board of Directors may be comprised of three directors. The Board of Directors has presented three nominees. Each director elected pursuant to this proposal will hold office until the next meeting of stockholders for the election of directors and until his successor is elected and qualifies unless he sooner resigns or is removed as provided in the Bylaws. The holders of Class B Stock are entitled to nominate and elect a simple majority of the Board of Directors (two directors, if Proposal 1 is adopted), and the holders of Class A Stock are entitled to nominate and elect the remainder of the Board of Directors (one director, if Proposal 1 is adopted).

  The Board of Directors has selected the following persons as nominees for election to the Board. Holders of Class A Common Stock may withhold authority from the proxyholders to vote for the Class A nominee. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

                         NOMINEE FOR CLASS A DIRECTOR

J. ERIK HVIDE                             Director since August, 1996
Ft. Lauderdale, Florida                   Age 48

  Mr. Hvide has served as Chairman of Hvide Marine Incorporated ("Hvide") since September, 1994, and its President and Chief Executive Officer since January 1991. He has been a director of Hvide since 1973. From 1981 until 1991, Mr. Hvide was President and Chief Operating Officer of Hvide. He has been employed by Hvide in various capacities since 1970 and became Vice President in 1973. He is also a director of the Executive Committee of American Waterways Operators, a participant on the Transportation Committee of the American Petroleum Institute, a member of the American Bureau of Shipping, a past Chairman of the Board of the American Institute of Merchant Shipping, and a past appointee to the US Coast Guard's Towing Safety Advisory Committee. Mr. Hvide is a graduate of the University of Miami School of Business Administration.

                        NOMINEES FOR CLASS B DIRECTORS

THOMAS M. FERGUSON                        Director since August, 1996
Palm Beach, Florida                       Age 57

  Mr. Ferguson has been the Company's Chairman since February 7, 1997, and President and Chief Executive Officer since August 14, 1996. Since 1992, he has been a director, Chairman and President of First Stanford Corporation, a private advisory company engaged in providing services principally with respect to maritime transactions and the development of business and financial plans and strategies for national and international companies, as well as restructuring programs for privately held companies. From 1987 to 1992, he was director and Chairman and President of FTM Holdings Inc., a privately held financial holding company engaged in the development and capitalization of transportation and financial services companies. Mr. Ferguson is the sole stockholder of First Magnum Corporation, and its sole director and officer. Mr. Ferguson received a B.A. degree from Florida State University.

DONALD L. CALDERA                         Director since August, 1996
Ft. Lauderdale, Florida                   Age 61

  Mr. Caldera was Chairman of the Company from August 14, 1996, to February 7, 1997. Mr. Caldera is Executive Vice President, Development, of Hvide, and since June 1993 has been President of Hvide Holdings, Inc. He has been a director of Hvide since April 1994. From November 1990 to January 1992, he was Chief Executive Officer of Global Sovcruise Lines, a Swiss-Soviet shipping venture. Between 1985 and June 1990, he was Chairman and Chief Executive of Norex-America, Inc. (formerly Bermuda Star Lines, Inc.) a publicly traded cruise ship line. Mr. Caldera received his B.S. in Naval Architecture from The Webb Institute and his J.D. from Yale Law School.

  To the best knowledge of the Company, other than as stated here, or in "Executive Officers and Pre-Sale Directors," no other director of the Company is a director of any other company with a class of securities registered under
Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered under the Investment Company Act of 1940.

                              PRE-SALE DIRECTORS

  Information regarding the members of the Board of Directors prior to August 14, 1996, is contained in the section below entitled "Executive Officers and Pre-Sale Directors."

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company held 11 meetings during 1996. All directors attended 90% of the aggregate number of meetings of the Board of Directors, except Russell S. Moody. Mr. Moody did not attend any meetings during 1996. Prior to August 14, 1996, the Board of Directors had a standing Executive Committee and Audit Committee. At the present time, the Board of Directors has a Compensation Committee, but due to the close working relationship between the members of the Board of Directors, the Executive Committee and the Audit Committee were disbanded in August and have not been re-formed.

  The Executive Committee which consisted from January 1, 1996, to August 14, 1996, of Messrs. Bissell, MacDonald, Mrs. Moody and Ms. Salinas, met 4 times in that period. The Executive Committee's functions included exercising the powers of the Board of Directors in the management of the business and affairs of the Company, in the intervals between meetings of the Board of Directors.

  The Audit Committee which consisted from January 1, 1996 to August 14, 1996, of Messrs. Pauls, MacDonald, Smith, and Moody, Jr., met 4 times during that period. The Audit Committee's functions consisted of recommending to the Board of Directors a firm of certified public accountants to conduct audits of the accounts and affairs of the Company, reviewing accounting objectives and procedures of the Company and the findings and reports of the independent certified public accountants, and making such reports and recommendations to the Board of Directors as it deemed appropriate.

  The Compensation Committee is currently comprised of Mr. Hvide and Mr. Caldera, and will also be so comprised following the 1997 Annual Meeting of Stockholders. The member or members of the Committee are appointed annually by the full Board. The Committee will review existing and proposed compensation plans, programs and arrangements both for officers of the Company and for certain nonofficer employees. The Committee will also grant stock options and award restricted stock to key employees, including officers and members of the Board, in accordance with the terms of the 1997 Incentive Option Plan. The full Board of Directors, and not the Committee, is authorized to grant or award compensation, options or restricted stock to any officer or employee who is also a director and a member of the Compensation Committee. The Compensation Committee was not formed until 1997.

  Abstentions or broker non-votes to the election of directors will not affect the election of the candidates receiving the plurality of votes.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR CLASS A AND CLASS B DIRECTOR. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" THE NOMINEES.

                   EXECUTIVE OFFICERS AND PRE-SALE DIRECTORS

  The following sets forth certain information with respect to Seal Fleet's present executive officers. Following the sale of certain assets of the Company to Hvide Marine Incorporated, as approved by the stockholders of the Company at the Annual Meeting of Stockholders held July 12, 1996 (the "Sale"), the following persons were appointed to the positions set forth below.

                                                                   YEARS OF
      NAME                            POSITION              AGE     SERVICE     OFFICER SINCE
      ----                            --------              ---    --------     -------------
Thomas M. Ferguson...... Chairman of the Board, President    57    8/14/96-        8/14/96
                          and Chief Executive Officer           (Chairman since
                                                                    2/7/97)
Donald L. Caldera....... Chairman of the Board               61 8/14/96-2/7/97       N/A
James S. Goodner........ Vice President, Chief Financial     55    8/14/96-        8/14/96
                          Officer, Treasurer and Secretary

  Donald L. Caldera was appointed Chairman of the Board on the closing of the Sale, and remained Chairman under February 7, 1997, when Thomas M. Ferguson was appointed Chairman of the Board, President and Chief Executive Officer. Mr. Caldera and Mr. Ferguson are also directors of the Company and their business experience is described above.

  James S. Goodner joined the Company as Chief Financial Officer in August, 1996. On August 14, 1996, he became Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Goodner has served as an advisor to domestic and international firms from 1986 to 1996, most recently as a partner of Hockaday-Goodner Associates. Among many assignments, in 1994-1995 he served as interim Chief Financial Officer during the privatization of La Caja de Ahorro y Seguro, Argentina's largest insurance company. In 1991-1992, he assisted Global Sovcruise Lines and Inter Maritime Management, Inc., both of Geneva, in the development of Swiss-Soviet joint ventures in cruise, shipping and port operations. Mr. Goodner lived in Venezuela from 1970 to 1985, where he has Chief Financial Officer for the Seagram Company Limited subsidiary in Venezuela and, before that, Marketing Manager and Controller for the Eminca Group, a Westinghouse group of major appliance manufacturing and distribution companies in Venezuela. Mr. Goodner is an Adjunct Professor of International Marketing and International Business at Jersey City State College. He received his B.A. and M.B.A. degrees from Indiana University.

  Mr. Ferguson and Mr. Goodner have been employed by Seal Fleet in management positions since August 14, 1996. Information as to the Company's working arrangements with Mr. Ferguson and Mr. Goodner is provided under "Certain Relationships and Related Transactions."

  Prior to the Sale, the Company's executive officers were as set forth in the following table. All of the pre-Sale executive officers resigned following the Sale, as detailed in the Proxy Statement dated June 17, 1996.

                                                                           OFFICER FROM
                                                                YEARS OF    (ALL UNTIL
      NAME                            POSITION              AGE SERVICE  AUGUST 14, 1996)
      ----                            --------              --- -------- ----------------
John W. Bissell......... Chairman, President and CEO         68    21          1975
Carl H. Haglund......... Executive Vice President            53    25          1991
Trinidad Salinas........ Vice President, Treasurer and       56    19          1981
                          Assistant Secretary
Ralph McIngvale......... Vice President, Sales, Sealcraft    40     4          1992
                          Operators, Inc.
Ann McLeod Moody........ Secretary                           59    21          1975

  All of the above executive officers were employed by Seal Fleet in management positions for more than five years prior to their resignations. Carl Haglund had been employed with the Company in management positions since 1971.

  Mr. Bissell, Ms. Salinas, Mr. McIngvale and Mr. Haglund devoted their full working time to the Company until August 14, 1996. Information as to the Company's arrangements with Ann McLeod Moody is provided under "Certain Transactions."

  Mr. McIngvale had been Vice President, Sales, of Sealcraft Operations, Inc., a subsidiary of the Company since March, 1992. Prior thereto, he was Vice President, Sales, of Kilgore Offshore, Inc., which owns, operates and brokers supply vessels.

  Prior to the Sale, the Company's Board of Directors was comprised of the following directors, who resigned following close of the Sale, as detailed in the Proxy Statement dated June 17, 1996.

                               CLASS A DIRECTORS

     John W. Bissell                      Director from 1981 to August, 1996
     League City, Texas                   Age 68

  Mr. Bissell was Chairman of the Board of Seal Fleet, Inc. for the five years preceding the Sale. He served as director, President and Chief Executive Officer of the Company from 1981 until August, 1996. Before then, he served in other executive and management positions with the Company from 1975. Mr. Bissell also served as a member of the Executive Committee of the Company.

     Harold C. MacDonald                  Director from 1981 to August, 1996
     Houston, Texas                       Age 63

  Mr. MacDonald, for the past thirty-three years, has been Comptroller of The Moody Foundation, a charitable foundation based in Galveston, Texas. Mr. MacDonald served as a director of the Company from 1981 to August, 1996. He was a member of the Executive Committee and Audit Committee of the Company.

     Gerald J. Smith                      Director from 1980 to August, 1996
     Galveston, Texas                     Age 62

  Mr. Smith, for the past seventeen years, has been Program Officer of The Moody Foundation, a charitable foundation based in Galveston, Texas. Mr. Smith had been a director of the Company since 1980. He was a member of the Audit Committee of the Company.

                               CLASS B DIRECTORS

     Ann McLeod Moody                     Director from 1975 to August, 1996
     Galveston, Texas                     Age 59

  Mrs. Moody served as Corporate Secretary and director of the Company from 1975 to August, 1996, Mrs. Moody was a member of the Executive Committee of the Company.

     Robert L. Moody, Jr.                 Director from 1980 to August, 1996
     Galveston, Texas                     Age 37

  Mr. Moody, Jr., for the past seven years, has been President of Moody Insurance Group. He had served as director of the Company since 1980. Mr. Moody was a member of the Audit Committee of the Company.

     Russell S. Moody                     Director from 1982 to August, 1996
     Austin, Texas                        Age 35

  Russell S. Moody had served as director of the Company since 1982. He serves as director of American National Insurance Company.

     Louis E. Pauls, Jr.                  Director from 1970 to August, 1996
     Galveston, Texas                     Age 61

  Mr. Pauls, for the past eleven years, has been President of Louis Pauls & Company, an investment brokers firm based in Galveston. Mr. Pauls had served as director of the Company since 1970. He also serves as director of National Western Live Insurance Company. Mr. Pauls was a member of the Audit Committee of the Company.

  Ann McLeod is the wife, and Robert L. Moody, Jr. and Russell S. Moody are the sons, of Robert L. Moody, settlor of the Trusts discussed on page 12. There is no other relationship by birth or marriage among the directors or executive officers.

  Robert L. Moody is an officer and director of National Western Life Insurance Company, American National Insurance Company and Moody National Bank, and he and his son, Ross Moody, and his mother are the trustees of The Moody Foundation.

  Russell S. Moody suffered a serious automobile accident in 1980, which resulted in his confinement to a hospital for more than a year. After the accident, his father, Robert L. Moody was appointed his guardian for limited purposes. This limited guardianship was still in effect as of August 14, 1996.

                            EXECUTIVE COMPENSATION

  The following table provides information as to the compensation paid by the Company and its subsidiaries, for the three fiscal years ended December 31, 1996, to its Chief Executive Officers, and other executive officers whose remuneration exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                    ------------
                                         ANNUAL COMPENSATION
                                   --------------------------------  SECURITIES
                                                     OTHER ANNUAL    UNDERLYING
 NAME AND PRINCIPAL POSITION  YEAR  SALARY   BONUS  COMPENSATION(1) OPTIONS/SARS
 ---------------------------  ---- -------- ------- --------------- ------------
John W. Bissell.............. 1996 $ 77,142 $71,142     $10,875
 Chairman, President and CEO  1995 $ 96,000             $10,000
 (through 8/14/96)            1994 $ 88,000             $10,000
Thomas M. Ferguson .......... 1996 $ 18,138                           240,000
 Chairman, President and CEO
  (from 8/14/96)
Ralph McIngvale(2)........... 1996 $461,748
 Vice President, Sales        1995 $542,000
  (through 8/14/96)           1994 $717,000
Trinidad Salinas............. 1996 $ 47,858 $40,431     $16,650
                              1995 $ 57,458               incl.
                              1994 $ 51,195               incl.
Edward Schreiber............. 1996 $ 50,646 $59,952     $17,545
                              1995 $ 83,814               incl.
                              1994 $ 79,385               incl.
Phillip Miranda.............. 1996 $ 43,476 $55,070
                              1995 $ 69,280
                              1994 $ 69,508

--------
(1) The Company has not provided any long-term compensation plan, stock options, stock appreciation rights, long-term incentive plan, defined benefit or actuarial plan, employment contract or termination of employment or change in control agreements with any executive officer other than Mr. McIngvale (see footnote 2 below) and other than the options described on page 18. Although the terms of the 1996 Long-Term Incentive Plan described below ("1996 LTIP") provided for several types of awards, the Board of Directors awarded only those options set forth in the Option Table on page
    18. No further awards of any kind will be made under the 1996 LTIP. The Company sponsors a 401(k) Plan for all employees but makes no contributions thereto. Mr. Bissell received director's fees of $2,120 in 1996, and $1,765 in 1995 and 1994, which are included in his salary. Other Annual Compensation for Mr. Bissell includes the cost and operating expense of an automobile which totaled to $10,875, $10,000 and $10,000 in 1996, 1995 and 1994, respectively.

(2) The Company entered into a renewal employment agreement with Mr. McIngvale on January 1, 1996. The agreement provided for a minimum salary of $3,500 per month plus certain commission, provided that the total salary plus commissions would not be less than $100,000 per annum. This agreement was terminated on August 14, 1996. The Company transferred the boat brokerage business to Mr. McIngvale in connection with the Sale on August 14, 1996. Pursuant to the terms of the Company's agreement with him, in connection with the transfer of the business Mr. McIngvale collected the receivables, paid the payables, and paid the Company 50% of the difference.

  The directors are currently compensated at the rate of $500 for regular meetings and $250 for each special meeting which they attend, and are also reimbursed for expenses. Since becoming a director on August 14, 1996, Mr. Ferguson has elected to forego receiving his director's fees.

  The Board of Directors has adopted the Seal Fleet, Inc. Long Term Incentive Plan ("1996 LTIP"). Under the 1996 LTIP, executive officers and non-employee Directors were awarded stock options with respect to the Class A Common Stock of the Company. The following table shows the aggregate number of options granted under the 1996 LTIP to both executive officers and non-employee Directors. Following adoption of the 1997 Incentive Option Plan, no further awards or grants of any kind will be made under the 1996 LTIP. For information regarding awards and grants possible under the 1997 Incentive Option Plan, please see Proposal 7, "1997 Incentive Option Plan," below.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                           (c)
                                       % OF TOTAL
                            (b)      OPTIONS GRANTED      (d)
          (a)            NUMBER OF   TO EMPLOYEES IN EXERCISE PRICE       (e)
   NAME AND POSITION     SHARES(1)     FISCAL YEAR     PER SHARE    EXPIRATION DATE
   -----------------     ---------   --------------- -------------- ---------------
Thomas M. Ferguson......  240,000(2)        60%           $.50      August 14, 2006
 Chairman, President and
  CEO
James S. Goodner........   80,000           20%           $.50      August 14, 2006
 V.P., CFO, Treasurer
  and Secretary
J. Erik Hvide...........   40,000           10%           $.50      August 14, 2006
 Director
Donald L. Caldera.......   40,000           10%           $.50      August 14, 2006
 Director

--------
(1) Each option has a ten-year term. Each option may be terminated prior to August 14, 1997, by the optionee's termination of employment, retirement or death as provided in the 1996 LTIP and the optionee's option agreement. The exercise price may be paid in cash or in shares. Withholding taxes due on exercise may be paid in cash, with previously owned shares, or by having shares withheld. Upon an optionee's termination of employment, retirement or disability, options may be exercised only to the extent exercisable on the date of such termination of employment, retirement or death. No stock appreciation rights ("SARs" were granted to the officers and directors listed in the table during 1996.

(2) Mr. Ferguson exercised all of options referenced above on March 25, 1997, thereby acquiring 240,000 shares of Class A Common Stock.

  The number and price of options stated above and the total number of shares that may be granted or sold under the 1996 LTIP shall be proportionally adjusted to reflect any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization or similar event, including the stock splits to be effected should Proposal 4 below be approved. If Proposal 4 is approved, the optionholders listed above will be entitled to exercise options to acquire the following number of shares of Class A Common Stock: Mr. Caldera--20,000; Mr. Goodner--40,000; and Mr. Hvide--20,000. Mr. Ferguson's options under the 1996 were exercised on March 25, 1997.

  Under Section 162(m) of the Internal Revenue Code, amounts treated as compensation to optionees pursuant to the exercise of options under the 1996 LTIP may not be fully deductible by the Company as executive compensation. A company may not deduct certain executive compensation in excess of $1,000,000. This limitation applies to compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers. Amounts treated as compensation pursuant to the exercise of stock options are subject to the deduction limit, unless certain procedures have been followed and the exercise price is set at least equal to the fair market value of the underlying stock on the date of the grant. Due to the procedure by which the options were granted, amounts treated as compensation pursuant to the exercise of the options granted under the 1996 LTIP will be subject to the deduction limit.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table provides information as of March 25, 1997 with respect to ownership by management, nominees for director and by any person who is known by the Company to be the beneficial owner of more than five percent of the outstanding Class A Common Stock or Class B Common Stock. Unless otherwise indicated, these persons possess sole voting and investment power with respect to the shares they beneficially own. The table sets forth the number of shares and options over shares held by the listed stockholders prior to the 1 for fifty, then 25 for 1 stock splits discussed in Proposal 4 above.

TITLE OF     NAME AND ADDRESS OF BENEFICIAL     AMOUNT AND NATURE OF
CLASS                   OWNER(1)                BENEFICIAL OWNERSHIP PERCENT OF CLASS
--------     ------------------------------     -------------------- ----------------
A Common  J. Erik Hvide(2)                            316,055(3)           11.9
A Common  Thomas M. Ferguson(4)                       555,378              20.9
B Common  Thomas M. Ferguson(4)                        50,000             100.0
A Common  James S. Goodner                             80,000(5)            3.0
A Common  Donald L. Caldera                            40,000(6)            1.5
A Common  All officers and directors as a group       991,433              37.2
B Common  All officers and directors as a group        50,000             100.0

--------
(1) The address of Mr. Hvide and of Hvide Marine Incorporated is 2200 Eller Drive, Ft. Lauderdale, Florida, 33316. The address of Mr. Ferguson and First Magnum Company is P.O.B. 1147, Palm Beach, FL, 33480-1147. The address of Mr. Caldera is 2200 South Ocean Lane, #1109, Ft. Lauderdale, FL 33316.

(2) The figures for Mr. Hvide include 276,055 shares held by Hvide Marine Incorporated. Mr. Hvide may be deemed to control Hvide Marine Incorporated and therefore has voting and investment power over Hvide Marine Incorporated's shares of the Common Stock of the Company.

(3) Includes 40,000 shares subject to options that are exercisable as of March 21, 1997.

(4) All of the shares shown to be held by Mr. Ferguson, except the shares acquired pursuant to the exercise of options as discussed above, are held by First Magnum Incorporated. As sole stockholder of First Magnum Incorporated, Mr. Ferguson has voting and investment power over First Magnum Incorporated's shares of the Common Stock of the Company.

(5) Includes 80,000 shares subject to options that are exercisable as of March 21, 1997.

(6) Includes 40,000 shares subject to options that are exercisable as of March 21, 1997.

CHANGE IN CONTROL WITHIN LAST FISCAL YEAR

  As approved by the stockholders at the Annual Meeting of Stockholders held July 17, 1996, pursuant to the sale of assets of the Company (the "Sale") to Hvide Marine Incorporated ("Hvide"), four trusts established by Robert L. Moody for the benefit of his children (the "Trusts") sold to Hvide all of the Trust's holdings of the Company's Common Stock. The Common Stock acquired by Hvide was subsequently sold, as detailed in the Proxy Statement dated June 17, 1996, to First Magnum, a Company wholly owned by Thomas M. Ferguson. Hvide acquired the Class A and Class B Common Stock of the Company held by the Trusts for nominal consideration as a part of the Sale. Hvide, and J. Erik Hvide, its controlling stockholder, and First Magnum and Thomas M. Ferguson, its sole stockholder, now directly and indirectly own beneficially, or have rights to acquire, 32.8% of the Class A Common Stock of the Company, and 100% of the Class B Common Stock of the Company.

  The Company is not aware of any contractual arrangement whose operation may at a subsequent date result in a change in control of the Company.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The following paragraphs describe certain transactions or relationships between the Company and its officers, directors and certain related parties which occurred or have continued since January 1, 1996.

  In August of 1996, the Company sold certain vessels and related marine business (the "Sale") to Hvide Marine Incorporated, ("Hvide"). J. Erik Hvide, a director of the Company, is Chairman, President and Chief Executive Officer of Hvide, and owns beneficially (directly and as trustee of certain Hvide family trusts), as of February 21, 1997, approximately 51.7% of Hvide's Class B Common Stock, and 38.6% of the total voting power of that company. Donald L. Caldera, a director of the Company, is Executive Vice President and a Director of Hvide. Thomas M. Ferguson, a director and Chairman, President and Chief Executive Officer of the Company, is the principal of First Stanford Corporation, a consulting firm engaged by Hvide to provide advisory services. First Stanford Corporation was paid partly in cash and partly in Class A Common Stock of Hvide for its services, and as of February 21, 1997, holds less than 1% of Hvide's Class A Common Stock.

  In connection with the exercise of his options to acquire shares of Class A Common Stock discussed above, on March 25, 1997 the Company made a loan to Mr. Ferguson of $120,000, evidenced by a promissory note and secured by a pledge of the shares acquired on exercise of the options. The loan bears interest at a rate per annum equal to the sum of one percent (1%) and the discount from face value at which 90-day United States treasury bills have most recently been sold at government auction, such rate estimated to be 6.25 on March 25, to be readjusted thereafter at the end of each successive 180-day period. Interest shall be payable no less frequently than annually, and principal shall be payable in full on the earlier to occur of the termination of Mr. Ferguson's employment with the Company or March 21, 1999.

  All of the Company's present directors and officers are associated with other firms or occupations involving other business activities. Because of these affiliations and because these individuals will devote only part time to the affairs of the Company, there are potential inherent conflicts of interest in their acting as directors and officers of the Company and of other entities. All of the Company's directors and officers may be directors or controlling stockholders of other entities engaged in a variety of businesses which may have various transactions with the Company. The Company is considering engaging First Stanford Corporation, a company wholly owned by Thomas M. Ferguson, to provide advisory services with respect to one or more future business combinations (see Proposal 6). Additional conflicts of interest and non-arm's length transactions may also arise in the future in the event the Company's officers or directors are involved in the management of firms with which the Company transacts business. The Company may pay finder's fees or other fees to its officers, directors, or affiliates in connection with any potential business combination involving the Company.

  Prior to the Sale, the following transactions had occurred between directors, officers and certain stockholders of the Company:

  A subsidiary of the Company had a management consulting agreement with Robert L. Moody, which was terminated on August 14, 1996. Under such agreement fees of $29,000 and $50,000 were paid in 1996 and 1995, respectively. The agreement also provided that the Company indemnify Mr. Moody against liabilities incurred by him under such agreement.

  Ann McLeod Moody (Robert L. Moody's wife) was Corporate Secretary of the Company until August 14, 1996, and was paid a salary of $9,784 plus a termination bonus of $11,290 during 1996. During 1995 she received a salary of $16,000. Her duties as Corporate Secretary required only a minor portion of her time. Mrs. Moody was also a director of the Company until August 14, 1996, and in such capacity received the same fees as other directors.

  Irwin M. Herz, Jr., trustee of the Three R Trusts, is a member of the law firm which served as the Company's legal counsel on certain matters through August 14, 1996. Such firm provided legal services for which it accrued and received approximately $1,600 during 1996.

  Through October 31, 1996, when the lease expired, the Company's offices occupied a steel and masonry building on a 29,000 square foot tract of land owned by a partnership of which one member is Robert L. Moody. The lease provided a minimum monthly rental of $1,655 ($20,000 per year) and gave the Company the option to extend the lease for four additional five year periods. The Company paid all repair costs, insurance and taxes. The Company believes that the terms of this lease were as favorable as those which it could have reasonably obtained from an unaffiliated party. Because of the Company's move to Florida, the lease was not renewed.

  The Company managed and operated various ships owned by the Three R Trusts. The Company earned fees based on 6% of the ships' revenues. Fees earned on the Three R Trusts' ships totaled $248,000 and $325,000 during 1996 and 1995, respectively.

  On behalf of the related parties, the Company collected revenues and paid expenses for the management of these ships through August 14, 1996. This activity resulted in a receivable from the Three R Trusts of $758,000 at December 31, 1995. There was no balance at December 31, 1996.

  The Company had a note payable to the Three R Trusts, face amount of $5,925,000, stated interest at 7%, collateralized by the common stock of six subsidiaries of the Company. The note was originally discounted $1,330,000 using an imputed rate of 10%. This discount was fully amortized in 1989. Principal payments were due in two equal installments on December 27, 1990 and 1991. The Company was unable to make these principal payments to the Three R Trusts putting the Company in default. This note was paid in full on August 14, 1996.

  During each of the years 1986 through 1989, the Company paid one-half the interest due to the Three R Trusts during the year and gave a promissory note for the remainder totaling $208,000 per year. The total of these notes is $829,000, and they were due on December 27, 1991. Interest expense on all these notes was $284,000 in 1996 and $489,000 in 1995. The Company also paid an additional $154,000 in interest when it was determined that interest paid at closing of the Sale had been calculated as "simple" when it should have been "compounded."

           SECTION 16(a)--BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during the 1996 fiscal year, and on Forms 5 received in regard to the 1996 fiscal year, and any written representations, the Company is not aware of the failure of any "Reporting Person" (as defined in Section 16(a) of the Securities and Exchange Act 1934) to file on a timely basis reports required by Section 16(a).

                                PROPOSAL THREE

                      APPOINTMENT OF INDEPENDENT AUDITORS

  The accounting firm of Ernst & Young LLP has been approved by the Board of Directors to serve as independent auditors of the Company for the fiscal year ended December 31, 1997, subject to approval by the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented at the Annual Meeting. Management is not aware of direct or indirect financial interest or any other relationship Ernst & Young LLP may have with the Company or its subsidiaries except in the firm's proposed capacity as the Company's independent auditor.

  The independent auditors of the Company for 1996 were Pannell Kerr Forster of Texas, P.C., who have audited the financial statements of the Company for the recently completed 1996 fiscal year. The reason for the change in independent auditors is the Board of Directors' determination that the Company's present and future needs would be best served by a firm located near the Company's new head office, in Florida.

  During the fiscal years ended December 31, 1996 and 1995, neither the Company nor anyone on its behalf consulted the proposed new independent auditor, Ernst & Young LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no advice was provided by Ernst & Young LLP in reaching a decision as to accounting, auditing or financial reporting issues. During this period there were no disagreements with the former independent auditors on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

  One or more representatives of the Company's current principal independent auditors, Pannell Kerr Forster of Texas, P.C., as well as a representative of Ernst & Young LLP will be present at this year's Annual Meeting of Stockholders. Each will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

  Ratification of the appointment of the independent auditors must be approved by a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. If the stockholders should not ratify the appointment of Ernst & Young LLP the Board of Directors will reconsider the appointment.

  Abstentions will be counted for purposes of determining the number of shares present and entitled to vote and will have the effect of a vote against Proposal 3. Broker non-votes, if any, will not be counted in determining the number of shares present and entitled to vote on Proposal 3.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 3. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

                                 PROPOSAL FOUR

                ONE FOR TWO SPLIT OF THE COMPANY'S COMMON STOCK

  In order to decrease the Company's administrative expenses and to increase potential earnings per share and book value per share, the Board of Directors proposes to effect a one for fifty reverse split of the Class A and Class B Stock followed by a twenty-five for one forward stock split of the Class A Stock and Class B Stock. The net effect of the two stock splits will be a one for two reverse stock split, which will reduce the number of stockholders. The stock split is being accomplished in two parts in order to achieve a greater reduction in stockholders and corresponding cost savings than would otherwise be possible.

  The purpose of the reverse stock split is (i) to reduce the number of holders of Class A Stock and thereby reduce the Company's administrative costs; and (ii) to increase the potential earnings per share and book value per share of the shares outstanding after the reverse split. As of February 21, 1997, the closing bid and asked price of the Class A Stock, as reported by Compuserve's database of historical stock prices, were $.50 and $.75, respectively. Many stockholders own a very small number of shares of Class A Stock. The existence of a very large number of stockholders owning a small number of shares (relative to the size of the Company) increases the Company's administrative expenses. In addition, the Board of Directors believes that the total number of shares outstanding is excessive relative to the assets and potential earnings of the Company.

  The following table shows the distribution of record ownership of the Class A Stock as of February 25, 1997 (as reported by the Company's transfer agent):

                                                                 NUMBER  PERCENT
     NUMBER                                                        OF      OF
     OF SHARES                                                   HOLDERS  CLASS
     ---------                                                   ------- -------
     0-24.......................................................  2,468    49.0
     25-49......................................................    884    17.5
     50-99......................................................    802    15.9
     100 to 199.................................................    439     8.7
     200 & Over.................................................    448     8.9
     Total......................................................  5,040   100.0

  The Board of Directors has determined that a one-for-two reverse split would produce a total number of outstanding shares more appropriate, in its opinion, to the Company's potential earnings and assets. In order to maximize the savings in administrative costs through a reduction in the number of stockholders, the Company proposes to accomplish a one-for-two reverse split in the following steps: (i) a one-for-fifty reverse split, with the purchase by the Company of all fractional shares created by the reverse stock split, and (ii) thereafter, a twenty-five-for-one forward split of the shares resulting from the one-for-fifty reverse split.

  The following table, based on information as of February 25, 1997, shows some of the approximate net results of effecting the one-for-fifty reverse split and the subsequent twenty-five-for-one forward split. The amount of stock held and the percentages provided are as of March 25, 1997.

                                                    AFTER 1 FOR 50  AFTER 25
                                          PRESENT   REVERSE SPLIT  FOR 1 SPLIT
                                         ---------  -------------- -----------
Number of Shares Outstanding
  Class A Common Stock.................. 2,502,405      50,049      1,251,202
  Class B Common Stock..................    50,000       1,000         25,000
Number of Holders
  Class A Common Stock..................     5,040       1,688(a)       1,688(a)
  Class B Common Stock..................         1           1              1
Number of Shares Held by
   Officers and Directors(b)
  Class A Common Stock..................   831,433      16,628        415,700
  Class B Common Stock..................    50,000       1,000         25,000
Percentage of Class Held by
   Officers and Directors
  Class A Common Stock..................     33.22%      33.22%         33.22%
  Class B Common Stock..................    100.00%     100.00%        100.00%

--------
(a) This figure assumes that all fractional share interests will be paid in cash as described below.

(b) Includes shares held by First Magnum Corporation, a company wholly-owned by Mr. Thomas M. Ferguson, shares held directly by Thomas M. Ferguson, and shares held by Hvide Marine Corporation, a corporation controlled by J. Erik Hvide. This figure includes 240,000 shares acquired by Mr. Ferguson on March 25, 1997, but does not include any other shares subject to outstanding options.

  There is no assurance that the reverse stock split will be reflected in a proportionate increase in the price per share of the shares of Class A Stock remaining outstanding, or that the shares remaining outstanding will trade at an aggregate price equivalent to the aggregate price for all the shares prior to such split. It is likely that the future price of the Class A Stock will depend on the future earnings of the Company as well as stock market conditions, the number and type of brokerage firms (if any) making a market in the Class A Common Stock and other factors beyond the control of the Company or its management.

  After the stock splits become effective, the Class A Stock will still be held of record in more than 1,700 accounts, and the Company will continue to be subject to the reporting, proxy solicitation and other rules under the Securities Exchange Act of 1934. Since both the Class A Stock and the Class B Stock will be involved in the reverse stock split, the relative ownership of the Company between the two classes of shares will not be affected.

  Fractional shares resulting from the one-for-fifty reverse spit will not be issued. The cash value of fractional interests will be based on the mean between the bid and asked price of the Class A Stock for the ten business days preceding the meeting.

  The proposed stock split will be achieved by filing a certificate with the office of the Secretary of State of the State of Nevada, providing that the corporation shall have authority to issue 74,000 shares of Class A Stock, $5.00 par value per share, and 1,000 shares of Class B Stock, $5.00 par value per share; and that each share of Class A Stock, par value $.10 per share, and each share of Class B Stock, par value $.10 per share, outstanding immediately prior to the effectiveness of the certificate will be automatically converted into one-fiftieth of one share of Class A Stock, $5.00 par value per share, or one-fiftieth of one share of Class B Common Stock, $5.00 par value per share, respectively. Following the reverse stock split, the Company will purchase any fractional shares created by the reverse stock split at a price equal to the arithmetic average of the daily arithmetic average of the bid and asked prices for the ten trading days prior to the effective date of the reverse stock split as evidenced by the filing of the certificate. Immediately following the filing of the certificate referred to above, a further certificate will be filed with the same office providing that the corporation shall have authority to issue

1,850,000 shares of Class A Common Stock, $.20 par value per share, and 25,000 shares of Class B Common Stock, $.20 par value per share; and that each share of Class A Common Stock, par value $5.00 per share, and each share of Class B Common Stock, $5.00 par value per share, outstanding immediately prior to the effectiveness of the certificate shall be automatically converted into 25 shares of Class A Common Stock, $.20 par value per share, and 25 shares of Class B Common Stock, $.20 par value per share, respectively.

  Proposal 4 must be approved by a majority of shares of the Common Stock present, in person or by Proxy, at the Annual Meeting and entitled to vote. Abstentions will be counted for purposes of determining the number of shares present and entitled to vote and will have the effect of a vote against Proposal 4. Broker non-votes will not be counted in determining the number of shares present and entitled to vote on Proposal 4.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 4. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

                                 PROPOSAL FIVE

                          REINCORPORATION IN DELAWARE

  At the Annual Meeting, the stockholders of each of Class A and Class B Common Stock will be asked to approve the reincorporation of the Company in Delaware, an accompanying increase in the authorized Class A Stock of the Company, the creation of a class of Preferred Stock and the merger of the Company with its wholly owned subsidiary, Seal Holdings Corporation.

  The Board of Directors believes that reincorporation in Delaware will allow it to more effectively perform its duties. Although the General Corporation Law of Nevada (the "Nevada Code") is similar to the Delaware General Corporation Law ("Delaware GCL"), there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Code. The Board of Directors recommends the Company change its state of incorporation to the State of Delaware due to the predictability of Delaware law.

  The Board of Directors has adopted and approved, subject to stockholder approval, an increase in the aggregate number of authorized Class A Stock, and the authorization of a class of Preferred Stock. The Board of Directors believes that the present level of authorized Class A Stock of the Company is insufficient if additional equity is required to be raised in connection with a major business combination. A business combination might also require or be more easily accomplished through the issuance of preferred stock. The Company's current Articles of Incorporation do not provide for the issuance of preferred stock. Thus, in connection with the reincorporation, the Board of Directors has approved an increase in the authorized number of Class A shares, and has approved the creation of a class of Preferred Stock.

  The following discussion summarizes certain aspects of the proposed reincorporation of the Company in Delaware. If approved by the Company's stockholders, the proposed reincorporation would be effected by merging the Company into a wholly owned subsidiary of the Company (the "Surviving Corporation"), which has been incorporated under the laws of Delaware for the purpose of effecting the proposed merger (the "Merger"). The Merger would be accomplished pursuant to the terms of an Agreement and Plan of Merger between the Company and the Surviving Corporation in substantially the form attached hereto as Appendix D (the "Merger Agreement"). The Surviving Corporation will continue under the name Seal Holdings Corporation.

  At the effective time of the Merger, the Surviving Corporation will be governed by the Delaware GCL and by the new Certificate of Incorporation (the "Delaware Certificate") attached hereto as Appendix B and the new Bylaws (the "Delaware Bylaws") attached hereto as Appendix C. With certain exceptions, the Delaware GCL is substantially similar to the Nevada Code. For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware GCL and the Nevada Code, see "Differences Between the Corporation Laws of Delaware and Nevada," below. Except for changes in the corporate name to Seal Holdings Corporation and in the number of the Company's authorized Class A Common Stock, and the addition of a class of preferred stock, assuming stockholder approval, and except to the extent that changes are dictated by the application of the Delaware GCL, the Delaware Certificate will be substantially similar to the Company's present Articles of Incorporation (the "Nevada Articles"). See "Differences Between the Charter of the Company and the Surviving Corporation," below. In order to conform the Company's present Bylaws to the Delaware GCL, and to improve the administration of the Company by the clarification of certain procedures, the Bylaws of the Surviving corporation contain certain changes and additions from the Company's present Bylaws (the "Delaware Bylaws" and the "Nevada Bylaws," respectively). See "Differences Between the Bylaws of the Company and the Surviving Corporation," below.

  Upon effectiveness of the Merger, each share of Class A Common Stock of the Company will automatically be converted into a share of Class A Common Stock of the Surviving Corporation, each share of Class B Common Stock of the Company will automatically be converted into a share of Class B Common Stock of the Surviving Corporation, and stockholders of the Company will automatically become stockholders of the Surviving Corporation. Certificates for the Common Stock of the Company will be deemed to represent the same number of shares as represented by the Company's certificates, immediately prior to the Merger (and following the stock splits, if approved, set out in Proposal 4).

  Under Nevada law, the affirmative vote of a majority of the outstanding shares of each class of common stock is required for approval of the proposed Merger and reincorporation, including the authorization of additional shares of Class A Common Stock and the authorization of a class of Preferred Stock. If approved by the stockholders at the Annual Meeting, it is anticipated that the reincorporation will be completed as soon thereafter as practicable. The proposed Merger and reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable.

  Adoption and approval of the Merger will affect certain rights of stockholders. Accordingly, stockholders are urged to read carefully this entire Proposal 5 and the appendices hereto before voting on this Proposal 5.

PRINCIPAL REASONS FOR THE REINCORPORATION

  The primary reason for the Board's recommendation of the reincorporation is the well-developed case law interpreting the Delaware GCL, which the Board believes will allow it to perform its duties more effectively. Although the Nevada Code is relatively similar to the Delaware GCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Code. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States. This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Following from these conditions, Delaware's courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. Thus, for example, relative to other states Delaware provides greater guidance to directors in the context of dealing with major transactions, including potential changes in corporate control, along with more general corporate matters. The Board therefore believes that the overall effect of the reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, including takeover attempts, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to the Company and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

CERTAIN CONSEQUENCES OF THE MERGER

  In connection with the Merger, the Company's corporate name will be changed from Seal Fleet, Inc. to Seal Holdings Corporation. The Merger will not result in any other change in the business, management, assets, liabilities or net worth of the Company. The Company will continue to maintain its executive offices in Palm Beach, Florida. The capitalization, consolidated financial condition and results of operations of the Surviving Corporation immediately after consummation of the Merger will be the same as those of the Company immediately prior to the consummation of the Merger.

  Consummation of the Merger is subject to stockholder approval. Upon satisfaction of that condition, the Merger will be consummated as follows:

  Effective Date. The Merger will take effect at the later of the date on which a Certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Articles of Merger are filed with the Secretary of State of Nevada (the "Effective Date"), which filing is anticipated to be made as soon as practicable after the adoption and approval of the Merger Agreement by the stockholders of the Company. On the Effective Date of the Merger, the separate corporate existence of the Company will cease, and stockholders of the Company will become stockholders of the Surviving Corporation.

  Management After the Merger. Upon effectiveness of the Merger, the Board of Directors of the Surviving Corporation will consist of those persons elected to the Board of Directors of the Company at the Annual Meeting. Such persons and their respective terms of office are set forth under the caption "Election of Directors," above. The directors will continue to hold office as directors of the Surviving Corporation for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of the Surviving Corporation upon the effectiveness of the Merger.

  Capitalization of the Surviving Corporation; Stock Certificates. The authorized number of shares of Class A common stock of the Surviving Corporation will be 14,975,000, $.20 par value, and the authorized number of shares of the Class B common stock of the Surviving Corporation will be 25,000, $.20 par value (the "Surviving Corporation Common Stock"). This will represent an increase in the authorized number of shares of Class A Common Stock from the authorized amount following the reverse stock split proposed herein. The Surviving Corporation will have an identical number of shares of authorized Class B common stock as will the Company following the reverse stock split herein proposed. The Surviving Corporation will also have 3,000,000 shares, $0.001 par value, of authorized but unissued Preferred Stock. See, "Differences Between the Charter of the Company and the Surviving Corporation," "Differences Between the Charter of the Company and the Surviving Corporation," and "Differences Between the Bylaws of the Company and the Surviving Corporation," below.

  In the Merger, Company Common Stock (Class A and Class B) will be converted, share for share, without any action on the part of the holder thereof, into the Surviving Corporation Common Stock (Class A and Class B). The Surviving Corporation Common Stock will not have preemptive rights and will not be subject to assessment. All shares of the Surviving Corporation Common Stock to be issued in the Merger will be fully paid and nonassessable. As holders of stock in a Delaware corporation, the stockholders will have the rights provided by the Delaware GCL, the Delaware Certificate, and the Delaware Bylaws of the Company. See "Differences Between the Corporation Laws of Nevada and Delaware" below.

  Indebtedness of the Company. All indebtedness of the Company outstanding on the Effective Date will be assumed by the Surviving Corporation in connection with the Merger. To the Company's knowledge, no indebtedness of the Company will be accelerated as a result of the Merger.

  Trading of the Surviving Corporation Common Stock. It is anticipated that the Surviving Corporation Common Stock will be quoted on the National Daily Quotation Service (the "Pink Sheets"), and that such market will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of the Surviving Corporation in transactions subsequent to the Merger.

  Amendment, Deferral or Termination of the Agreement of Merger. The Merger Agreement provides that the Board of Directors of the Company may amend the Merger Agreement prior to or after approval of the Merger by the stockholders of the Company but not later than the Effective Date; provided that no such amendment may be made that is not approved by the stockholders if it would affect the principal terms of the Merger Agreement.

  The Merger Agreement also provides that the Board of Directors of the Company may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding stockholder approval, if in the opinion of the Board of Directors such action would be in the best interests of the Company.

  Federal Income Tax Consequences. It is anticipated that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Company Common Stock or by the Company or the Surviving Corporation as a result of the consummation of the Merger. Each former holder of Company Common Stock will have the same tax basis in the Surviving Corporation Common Stock received pursuant to the Merger as it has in Company Common Stock held by it at the time of the consummation of the Merger. Each stockholder's holding period with respect to the Surviving Corporation Common Stock will include the period during which it held the corresponding Company Common Stock, provided the latter is held as a capital asset at the time of consummation of the Merger. The foregoing is only a summary of the federal income tax consequences and is not tax advice. The Company has not obtained and will not seek a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the tax consequences of the Merger. Shareholders should consult their own tax advisors regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

 Differences Between the Charter of the Company and the Surviving Corporation

  Except to the extent that changes are dictated by the application of the Delaware GCL, and the additional changes discussed below and in "Differences Between the Bylaws of the Company and the Surviving Corporation" below, the provisions of the Delaware Certificate and the Delaware Bylaws will be substantially similar to the provisions of the Nevada Articles and the Nevada Bylaws. The par value of the authorized shares of the Surviving Corporation Common Stock will be $.20 per share, and the par value of the Surviving Corporation Preferred Stock will be $0.001 per share. The low par value of the Preferred Stock is designed to decrease initial Delaware franchise taxes. The number of authorized Class A Common Stock will be increased. There will be a class of authorized but unissued Preferred Stock.

 Shareholder Voting Procedures--Clarification

  The Nevada Articles could be interpreted to allow the stockholders of the Company to vote as a class on certain actions, whether or not the Nevada Code required stockholder approval as a condition on the Company's ability to take those actions. The Delaware Certificate has been prepared so as to make clear that the stockholders have the right to vote as a class on certain matters, provided the Delaware GCL requires stockholder approval of those matters in a given situation. The Board of Directors believes this change will clarify the relationship between this provision and the Delaware GCL.

 Differences Between the Corporation Laws of Delaware and Nevada

  In many instances, the Nevada Code is substantially similar to the Delaware GCL. Although it is impractical to note all of the differences between the corporation statutes of Delaware and Nevada, the most significant differences, in the judgment of the management of the Company, are summarized below. The summary is not intended to be complete and reference should be made to the Delaware GCL and the Nevada Code.

  Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have nearly identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Nevada provides broader indemnification in connection with stockholder derivative lawsuits.

  Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Delaware GCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses.

  Under the Nevada Code, the articles of incorporation, Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding MUST be paid by the corporation as such expenses are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses.

  Limitation on Personal Liability of Directors. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from (i) a breach of the duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) liability for unlawful payment of dividends or unlawful purchase or redemption of the corporation's stock or (iv) any transaction from which the director derived an improper personal benefit.

  While the Nevada Code has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty and any transaction from which the director derived an improper personal benefit, the Nevada counterpart does not contain these exceptions. Thus, the Nevada provision permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and improper personal benefits.

  The Delaware Certificate, like the Nevada Articles, contains a provision limiting the personal liability of directors. However, unlike the Delaware Certificate, the Nevada Articles also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or rescission based upon a breach of the duty of care, or for liabilities which arise under certain federal statutes such as the securities laws.

  Dividends. Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides, with limited exceptions, that a corporation may redeem or repurchase its shares only out of surplus.

  The Nevada Code provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of stockholders whose preferential rights are superior to those receiving the distribution.

  The provisions of the Delaware GCL are more restrictive than the provisions of the Nevada Code and could conceivably affect future dividends or other distributions. Neither the Company nor the Surviving Corporation currently intends to pay dividends or make distributions on its Common Stock.

  Restrictions on Business Combinations/Corporation Control. Both the Delaware GCL and the Nevada Code contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware GCL, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. The Delaware GCL defines an interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

  Under the provisions of the Nevada Code, except under circumstances which vary from the exceptions under the Delaware GCL, business combinations with interested stockholders are not permitted for a period of three years following the date such stockholder became an interested stockholder and thereafter only if certain conditions are met. Restrictions also apply with respect to business combinations after such three-year period. The Nevada Code defines an interested stockholder, generally, as a person who owns 10% or more of the outstanding shares of the corporation's voting stock.

  Additionally, the Nevada Code generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. An "issuing corporation" is a Nevada corporation that has 200 or more shareholder with at least 100 of those shareholders being stockholders of record and residents of Nevada and that does business in Nevada directly or through an affiliated corporation. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be exceeded, trigger applications of the voting bar with respect to the shares newly acquired.

 Rights of Dissenting Stockholders

  Stockholders who oppose the proposed Merger will have the right to receive payment for the value of their shares as set forth in Sections 92A.300 through 92A.500 of the Nevada Code, which are attached under Appendix E to this Proxy Statement. Under the Nevada Code, to assert dissenters' rights a stockholder of the Company must refrain from voting in favor of the Merger and must deliver a written notice to the Company prior to the vote on the Merger of his intention to demand payment for his shares if the Merger is effectuated
(a negative vote by a stockholder will not constitute the required notice). A stockholder who holds his shares beneficially, and not of record, may assert his dissenters' rights only by submitting with his written notice the written consent of the stockholder of record to the dissent, and must exercise his dissenters' rights for all the shares of which he is the beneficial owner of which he has power to direct the vote.

  If the proposed Merger is approved by the required vote at the Annual Meeting, the Company is required to deliver a written dissenter's notice to all stockholders who gave due notice of their intention to demand payment and who refrained from voting in favor of the Merger. The notice shall state where a demand for payment shall be sent and where and when certificates shall be deposited in order to obtain payment; shall include a form for demanding payment which includes a request for certification of the date on which the stockholder or the person on whose behalf the stockholder dissents acquired beneficial ownership of the shares; shall set a date by which the corporation must receive the demand for payment; and shall be accompanied by a copy of Sections 92A.300 through 92A.500 of the Nevada Code. The date set for receipt of the demand for payment from the dissenting stockholders shall be not less than 30 nor more than 60 days from the mailing of the notice. Stockholders who fail to demand payment or fail to deposit certificates, as required by the notice mailed to the dissenting stockholders, shall have no right to receive payment for their shares.

  Within 30 days following the date on which demand for payment is received from dissenting stockholders who have deposited their certificates with the Company, all in accordance with the notice of the Company, the Company shall remit to the dissenting stockholders the amount which the Company estimates to be the fair value of the shares, with interest. The remittance shall be accompanied by: (1) the Company's closing balance sheet and statements of income and stockholders' equity for a fiscal year ending not more than 16 months before the date of remittance, together with the latest available interim financial statements; (2) a statement of the Company's estimate of the fair value of the shares; (3) an explanation of how the interest was calculated; (4) a statement of the dissenters' right to demand payment; and
(5) a copy of Sections 92A-300 through 92A-500 of the Nevada Code. The Company may elect, however, to withhold remittance from any dissenter with respect to shares of which the dissenter or the person on whose behalf the dissenter acts was not the beneficial owner on the date of the first announcement to the news media or to stockholders of the terms of the proposed Merger.

  If the dissenting stockholders believe that the amount remitted is less than the fair value of their shares, they may, within 30 days after the date of mailing of the Company's remittance, mail to the Company their own estimate of the value of the deficiency. If a dissenting stockholder fails to do so, he shall be entitled to no more than the amount remitted. If a demand for payment remains unsettled for 60 days after such demand is made by a dissenting stockholder, the Company shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court. All dissenters are entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest. If the Company fails to file a petition, each dissenter who has made a demand and who has not already settled his claim against the Company shall be paid by the Company the amount demanded by him with interest and may sue thereafter in an appropriate court.

  The Merger Agreement provides that the Board of Directors may, in its discretion, terminate the Merger notwithstanding stockholder approval. This provision enables the Board to evaluate the potentia1 burden to the Company arising from the exercise of dissenters' rights, and abandon the Merger if the burden to the Company is too great in the opinion of the Board.

 Name Change

  Given that the Company is no longer engaged in the marine business, the Board of Directors has determined that it is in the best interests of the Company to change its corporate name. The Board of Directors has approved, subject to stockholder approval of the Merger, a change in the Company's corporate name to Seal Holdings Corporation. Seal Holdings Corporation will be the name of the Surviving Corporation if the reincorporation is approved by the Company's stockholders.

 Increase in Number of Authorized Shares of Common Stock

  The Board of Directors has adopted, subject to stockholder approval of the Merger, an increase in the Company's authorized number of shares of Class A Stock from 1,850,000 shares following the reverse stock split, if ratified by Proposal 4 above, to 14,975,000 shares of Class A Stock, par value $.20. If approved, this increase in the authorized Common Stock of the Company will be provided for in the Certificate of Incorporation of Seal Holdings Corporation and will become part of the Certificate of Incorporation of the Company following the Reincorporation Merger.

  The additional Class A Stock to be authorized will have rights identical to the currently outstanding Class A Stock of the Company. Adoption of the proposed increase of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental on the issuance of the shares authorized, in increasing the number of shares of the Company's Common Stock outstanding.

  Although the Board of Directors has no present plans to issue the additional authorized shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, issuing dividends in the form of stock splits, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

  The additional shares of Class A Stock that would become available for issuance if this proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Class A Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Class A Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

 Blank Check Preferred Stock

  As part of the Reincorporation Proposal, the Certificate of Incorporation of Seal Holdings Corporation authorizes the issuance by the Company's Board of Directors, without the necessity of further notice of authorization by stockholders, of up to 3,000,000 shares of Preferred Stock, with a par value of $.001. The

Preferred Stock may be issued from time to time in one or more series and may have such voting powers, preferences and relative rights, designations, qualifications and limitations as the Board of Directors may fix by resolution at the time of issuance. The authorization of a class of preferred stock may be viewed as potentially having the effect of discouraging an unsolicited attempt by any person or entity to acquire control of the Company. Authorized shares of preferred stock can be issued, and have in the past been issued by some corporations, with voting or conversion privileges intended to make the acquisition of the issuer more difficult or costly. By allowing the Board of Directors to establish a class or series of preferred stock without stockholder approval, the terms of the Company's Certificate of Incorporation following the Merger could in the future discourage such an attempt to acquire control of the Company or limit the stockholders' ability to participate in certain types of transactions (such as an unsolicited tender offer at a premium price to market), whether or not such transactions are favored by a majority of the stockholders, and, as a result, could enhance the ability of officers and directors to retain their positions.

  The Company's audited consolidated financial statements, management's discussion and analysis of financial condition and results of operations, and certain supplementary financial information contained in pages 12-27 of the Company's 1996 Annual Report to Stockholders on Form 10-K SB are incorporated herein by reference.

 Differences Between the Bylaws of the Company and the Surviving Corporation

  The Delaware Bylaws, while substantially similar to the Nevada Bylaws, include additional provisions and some changes from the language of the Nevada Bylaws, all of which are intended to conform to Delaware law and to clarify the rights and duties of the Board of Directors, officers and stockholders. In many cases, the new language merely sets forth procedures which would be followed by Delaware law even in the absence of such provisions, and which would also have been followed under Nevada law. The Board of Directors believes that it is in the best interests of the Company to describe Company procedures as clearly as possible in the Delaware Bylaws.

  The following provisions have been included in the Delaware Bylaws: (i) the designation of the Company's principal place of business has been changed to Florida; (ii) the Annual Meeting is no longer required to be held on a specified day; (iii) the procedure with respect to setting record dates, making stockholder lists available, establishing a quorum, and accepting proxies has been set forth in detail; (iv) a requirement that directors be elected by written ballot, if required by the Board of Directors, has been added; (v) the procedure to be followed in the election of directors and in adjourned meetings has been clarified; (vi) the procedure to be followed at stockholders' meetings has been set forth in detail; (vii) the procedure to be followed at directors' meetings has been set forth in detail, including the requirement that 1/3 of the fixed number of directors constitute a quorum for questions regarding indemnification; (viii) the procedure for committees of directors, and their meetings and the compensation of their members has been clarified; (ix) the procedure for the resignation of directors and of officers has been set forth in detail; (x) the rights, duties and compensation of the various Company officers, and the powers granted to the Board of Directors in respect thereto, has been set forth in detail; (xi) the procedure for removal of officers has been expanded and clarified; (xii) the requirements of notice, the procedures for giving notice, and the requirements of waivers of notice have been set forth in detail; (xiii) the procedure for the execution of Company documents and the voting of Company securities is set forth in detail; (xiv) the language to be inserted in every stock certificate is set forth in detail; (xv) the procedure for execution of securities is clarified; (xvi) a limitation has been placed on the ability of the directors to amend the Bylaws, disallowing retroactive amendments to the indemnification provisions; (xvii) the funds from which dividends may be paid are no longer restricted to earned surplus; (xviii) the Company's ability to enter into agreements with stockholders regarding transfers of Company stock is set forth in detail; and (xix) the provisions regarding the indemnification of corporate agents (discussed above in detail) have been drafted so as to allow indemnification to the fullest extent permitted by Delaware law.

 Exchange of Certificates

  As soon as practicable after the Effective Date, the Surviving Corporation will furnish a letter of transmittal to stockholders for use in exchanging their stock certificates (each a "Letter of Transmittal"), which will contain instructions with respect to the surrender of Company Common Stock certificates and the distribution of Surviving Corporation Common Stock certificates. The Company's stockholders should not send in certificates until they receive the Letter of Transmittal. The Company's stockholders who fail to exchange their Company Common Stock certificates on or after the Effective Date by surrendering such certificates, together with a properly completed Letter of Transmittal, to the agent designated by the Company and the Surviving Corporation (the "Exchange Agent") will not receive their Surviving Corporation Common Stock until such time as their Company Common Stock certificates are later surrendered to the Exchange Agent for transfer, accompanied by such instruments of transfer and supporting evidence as the Surviving Corporation may reasonably require. Any dividends declared or distributions made on shares of Surviving Corporation Common Stock which such holders have a right to receive will be retained by the Surviving Corporation until such holders surrender their Company Common Stock certificates in exchange for Surviving Corporation Common Stock certificates or until paid to a public official pursuant to applicable abandoned property, escheat or similar laws. No interest will accrue or be payable with respect to any dividends or distributions retained on unissued Company Common Stock certificates.

  On the Effective Date, holders of certificates representing Company Common Stock will cease to have any rights with respect to such shares, and each such certificate will be deemed for all corporate purposes to evidence only the right to receive shares of Surviving Corporation Common Stock for which such shares may be exchanged. The stock transfer books of the Company will be closed at the close of business on the business day immediately preceding the Effective Date, and the holders of record of Company Common Stock as of the Effective Date will be the stockholders entitled to exchange their shares of Company Common Stock for shares of Surviving Corporation Common Stock as provided in the Merger Agreement. No transfer or assignment of any shares of Company Common Stock will take place after the Effective Date until the certificates for such shares are exchanged pursuant to the Merger Agreement. In the event of a transfer of ownership of any such shares which is not registered in the stock transfer records of the Company, no shares of Surviving Corporation Common Stock exchangeable for such shares will be issued to the transferee until the certificate or certificates representing such transferred shares are delivered to the Exchange Agent, together with all documents required to evidence and effect such transfer. In addition, it will be a condition to the issuance of any certificate for any shares of Surviving Corporation Common Stock in a name other than the name in which the surrendered Company Common Stock is registered that the person requesting the issuance of such certificate either pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of a certificate of Surviving Corporation Common Stock in a name other than the registered holder of the certificate surrendered, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

  In no event will the Exchange Agent, the Company or the Surviving Corporation be liable to any holder of Company Common Stock for shares of the Surviving Corporation Common Stock, or dividends or distributions thereon, delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law. All shares of the Surviving Corporation Common Stock issued upon the surrender of shares of Company Common Stock shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock.

  A vote for the Reincorporation Proposal will constitute specific approval of the Merger Agreement, the name change, the increase in authorized Class A Stock, the authorization of a class of Preferred Stock, and all other transactions and proceedings related to the reincorporation. The Reincorporation Proposal requires the affirmative vote of (i) a majority of the outstanding shares of Class A Common Stock and (ii) a majority of the outstanding shares of Class B Common Stock, each voting separately as a class. Abstentions and broker non-votes as to this Proposal 5 will be treated as votes against Proposal 5.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE REINCORPORATION PROPOSAL. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

                                 PROPOSAL SIX

                     AUTHORIZATION OF INITIAL ACQUISITION

  The Board of Directors believes that opportunities may exist for the Company to make acquisitions of certain types of companies. If attractive markets are identified which would operate effectively within the Company's organizational structure, the Board of Directors may consider opportunities through acquisitions, internal growth or direct investment. No agreements, commitments or understandings have been made with any acquisition candidates. No assurances can be made that future discussions will result in definitive agreements, or that any of the Company's expansion plans will be realized or, if realized, will prove profitable for the Company. It is the Board of Directors' intention to proceed diligently with the Company's business plan.

  The Company stated in its Proxy Statement dated June 17, 1996, that the stockholders would be asked to approve the Company's initial significant business combination. The officers and directors of the Company (who will control in the aggregate 415,700 shares of the Class A Common Stock (33.22%) and 25,000 shares of Class B Common Stock (100%), following the stock split referred to in Proposal 4 above), agreed to vote their respective shares of Common Stock in accordance with the vote of the majority of all voting non-affiliated holders of the Company with respect to the initial significant business combination.

  The Board of Directors has determined that, in order to compete with other companies who are embarked on a program of external growth through acquisitions and who are able to act promptly, the Company must be able to consummate a business combination in a time frame shorter than would allow for approval by the stockholders. Thus, the Company requests that the stockholders remove the stockholder approval requirement on the Board of Directors' ability to conclude an initial business acquisition. If this Proposal 6 is approved, the Board of Directors will be able to complete an initial business acquisition without stockholder approval, if such business combination would not otherwise require stockholder approval under applicable law.

  The Board of Directors intends to seek only those business combinations between the Company and a target entity which meet criteria acceptable to the Board; among them that the target entity pass satisfactory and customary due diligence investigation, that there be management expertise within the entity, that there be the potential for growth of the entity both internally as well as through the subsequent acquisition of additional companies of like type or business, that relatively low initial capital or funding be required and be available, and that potential exists for price appreciation of the Company's values. A business combination acceptable to the Board of Directors shall be a "Qualifying Business Combination."

  The Board of Directors has discussed the possibility of appointing First Stanford Corporation as an advisor to assist the Board in identifying and evaluating acquisition opportunities, and in concluding acquisitions identified by the Board as advantageous. Mr. Thomas M. Ferguson as sole stockholder of First Stanford Corporation has a financial interest in any transaction or relationship between the Company and First Stanford.

RISK FACTORS

  If a Qualifying Business Combination is consummated, the Company will be entering into a new industry, which carries certain risks. Consequently, the following risk factors should be considered by each stockholder in determining whether to remove the requirement of stockholder approval, thereby permitting the Company's entry into a Qualifying Business Combination.

  No Agreement for Business Combination or Other Transaction. The Company has no arrangement, agreement or understanding with respect to a merger with, or acquisition of, any entity. There can be no assurance the Company will be successful in identifying a Qualifying Business Combination target, or in concluding a Qualifying Business Combination on terms favorable to the Company.

  No Operating History. The Company's business will be changed if any Qualifying Business Combination is effected. The Company will have no operating history in its new line of business, and there can be no assurance that the Company's activities will be profitable.

  Limited Financial Resources. The Company currently has a limited net worth. Any business activity the Company chooses to undertake through a Qualifying Business Combination will depend to a considerable extent on the Company's ability to acquire additional capital, which may be difficult to obtain or not available in light of the Company's financial condition. The Company's ongoing ability to meet its obligations will depend on its ability to successfully complete a business combination with an entity with sufficient cash flow to meet the Company's obligations.

  Speculative Nature. The success of the Company will depend to a great extent on the operations, financial condition and management of the company or companies with which the Company may merge or which it may acquire. In the event the Company completes a Qualifying Business Combination, the success of its operations will be dependent upon management of the successor firm and numerous other factors beyond the Company's control.

  Dilution. The Company anticipates that it will issue authorized but unissued Class A Common Stock and/or Preferred Stock of the Company to stockholders of an acquisition target to effect a Qualifying Business Combination. The issuance of previously authorized and unissued or newly authorized Common Stock of the Company or the issuance of newly authorized Preferred Stock would result in substantial dilution to present stockholders of the Company, and may also result in a change in control of the Company, or a change in the Company's management.

  Dependence on Inexperienced Management. Current management may have no experience or background in the business in which a Qualifying Business Combination is being sought. Once the Company acquires a business, the Company's current management may resign. In order to supplement the business experience of management, the Company may employ accountants, technical experts, appraisers, attorneys or other consultants and advisors. The selection of such advisors will be made by management and without any control from stockholders. Additionally, such persons may be engaged by the Company on an independent basis without a continuing fiduciary or other obligation to the Company.

  Effect of Limited Time Devoted to the Company. Some or all of the Company's officers and directors have commitments with other organizations. As a result of the limited amount of time devoted to the Company by management, a merger or acquisition opportunity may be lost or delayed, and a Qualifying Business Combination may never take place.

  Conflicts of Interest. All of the directors and officers of the Company following a Qualifying Business Combination may be associated with other firms or occupations involving other business activities. These are, therefore, potential conflicts of interest in their acting as directors and officers of the Company and of other entities. All of the Company's directors and officers may be directors or controlling stockholders of other entities engaged in a variety of businesses which may in the future share various transactions with the Company as it may exist following a Qualifying Business Combination. Additional conflicts of interest and non-arm's-lengths transactions may also arise in the future in the event the Company's officers or directors are involved in the management of any firms with which the Company, following a Qualifying Business Combination, should do business. The Company may pay finder's fees or other fees to its officers, directors or affiliates in connection with a Qualifying Business Combination, and First Stanford Corporation, a company wholly owned by Mr. Thomas Ferguson, may be retained to render advisory services to the Company regarding proposed acquisitions.

  No Dividends. Dividends following a Qualifying Business Combination will depend on earnings, if any, of the combined business, its financial requirements, and to a great extent on the management of the combined business. Management of the Company following a Qualifying Business Combination may not deem it advisable to declare dividends in the foreseeable future.

  Possible Lack of Diversification. Once a Qualifying Business Combination is made, the Company may be unable to diversify its business activities and, as a result, may suffer a total loss to the Company and the stockholders. The Company's failure or inability to diversify its activities into a number of areas may subject the Company to economic fluctuations within its particular industry and, therefore, increase the risks associated with the Company's operations.

  Regulation. In the event a Qualifying Business Combination results in the Company holding passive investment interest in a number of entities, the Company could become subject to regulation under the Investment Company Act of 1940, which would require the Company to register as an investment company and incur substantial fees and compliance costs. Any violation of the Act would subject the Company to material adverse consequences.

  Probable Change in Control and Management. A Qualifying Business Combination may result in stockholders of a target company obtaining a controlling interest in the Company. The resulting change in control of the Company could result in removal of the Company's officers and directors and a corresponding reduction in the future affairs of the Company. It is impossible to predict the extent to which current management will participate in the future affairs of the Company following a Qualifying Business Combination.

  The Company's management is actively seeking to identify and conclude a Qualifying Business Combination. If this Proposal is adopted, the Company intends to conclude a Qualifying Business Combination as soon as reasonably possible. Any changes to the Company to be brought about by a Qualifying Business Combination, including those changes discussed in "Risk Factors" above, may affect the Company in the near future.

  Approval of this Proposal 6 to remove the stockholder approval requirement on an initial significant business combination will constitute specific approval of the Purchase Agreement or other operative document by which the Company and the target business will be combined, the issuance of authorized Class A Stock or Preferred Stock, and all other transactions and proceedings related to the business combination. An affirmative vote of the majority of the voting non-affiliated holders of the shares of the Common Stock present in person or represented by proxy and entitled to vote on Proposal 6 is required for approval. Abstentions will be counted for purposes of determining the number of shares present and entitled to vote and will have the effect of a vote against Proposal 6. Broker non-votes, if any, will not be counted in determining the number of shares present and entitled to vote on Proposal 6.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 6. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

                                PROPOSAL SEVEN

                          1997 INCENTIVE OPTION PLAN

  The Company's stockholders are asked to approve the Seal Fleet, Inc. 1997 Incentive Option Plan (the "1997 Plan") and the reservation of One Million Two Hundred Thousand (1,2000,000) shares of authorized Common Stock for issuance thereunder. The Board of Directors believes that equity incentives will enable the Company to attract and retain the talent which it requires. By linking the compensation of executive officers, key employees, directors and outside consultants to corporate performance, the reward is directly related to the Company's success. The Company believes the use of equity incentives increases motivation to improve stockholder value.

  The purpose of the 1997 Plan is to enable the Company and its affiliates to recruit and retain capable employees for the successful conduct of its business and to provide an additional incentive to officers and other eligible key employees, consultants and advisors and non-employee directors ("Outside Directors") upon whom rest major responsibilities for the successful operation and management of the Company and its affiliates. The 1997 Plan is intended to enable the Company to attract qualified personnel in a highly competitive labor market. The Company intends future increases in the value of securities granted under the 1997 Plan to form part of the compensation for services to be rendered by such persons in the future.

  The Board of Directors adopted the 1997 Plan effective March 21, 1997, subject to stockholder approval. Below is a summary of the principal provisions of the 1997 Plan and its operation. A copy of the 1997 Plan is set forth in full in Appendix A to the Proxy Statement, and the following description of the 1997 Plan is qualified in its entirety by reference to that Appendix.

SUMMARY DESCRIPTION OF THE 1997 PLAN

  Number of Shares Subject to the 1997 Plan. The 1997 Plan reserves for issuance up to One Million Two Hundred Thousand (1,200,000) shares of the Company's Class A Common Stock pursuant to the exercise of options granted under such plan. The number of shares is subject to adjustment for any future stock dividends, splits, mergers, combinations, or other changes in capitalization as described in the 1997 Plan. The market value of the Company's Class A Common Stock as reported on the National Daily Quotation Service ("Pink Sheets") as of February 21, 1997 was $.50 per share.

  In order to comply with the requirements for deductibility under Section 162(m) of the Code, the maximum number of shares which may be granted to an individual under the 1997 Plan during the full ten-year terms of the 1997 Plan is 600,000 shares.

  Administration and Duration of the 1997 Plan. Authority to administer the 1997 Plan and to grant awards rests with the Board of Directors, although the Board may delegate its authority to grant awards to a Committee of the Board.

  The 1997 Plan will terminate on March 20, 2007, but the Board retains the right to suspend, terminate or amend the plan at any time. On termination of the plan, outstanding awards remain in effect until they expire by their terms, are forfeited or otherwise terminate.

  Eligibility for Participation. Options may be granted under the 1997 Plan to executive officers, key employees, consultants and directors of the Company and any subsidiary of the Company. Management estimates that as many as 2 of its present employees are currently eligible to receive awards under the 1997 Plan. However, depending upon numerous factors, awards may be granted to a significantly larger or smaller number of employees. Management is not able to estimate the number of consultants and advisors that may be eligible for the grant of options.

  Terms of Options. Options granted to employees may be either incentive stock options ("ISOs") which satisfy the requirements of Code Section 422 or nonstatutory options ("NSOs") which are not intended to satisfy such requirements. Options granted to Outside Directors, consultants and advisors may only be NSOs.

  The option exercise price of ISOs may not be less than the fair market value of the Company's common stock on the date of grant of the ISO. The option exercise price of NSOs is within the discretion of the Board. Payment of the exercise price may be made in cash, by certified check, promissory note, or other shares of the Company's common stock. The term of an ISO may not exceed ten years. The term of an NSO may not exceed the period determined by the Board in the grant of the option.

  Options may be made exercisable under such conditions as the Board or its delegate may establish, such as if the optionee remains employed until a specified date, or if specified performance goals have been met. If an optionee's employment terminates because of misconduct, such option terminates immediately. If an optionee's employment terminates for any reason other than misconduct, the option remains exercisable for a fixed period of three months (twelve months where employment has terminated because of death or disability) or a longer period to be fixed by the Board or its delegate up to the remainder of the option's term. In no case may an option be exercised after the expiration of the option term. An option may be exercised by the optionee or his guardian or legal representative.

  Federal Tax Consequences--Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee generally will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income which the optionee may elect to satisfy by having the Company withhold shares from the shares otherwise due or by delivering a sufficient number of previously owned shares of the Company's common stock to the Company. On ultimate sale of the shares, the optionee will generally recognize as capital gain or loss the difference between the fair market value on the date of exercise and the ultimate sales price.

  Incentive Stock Options. No taxable income is recognized by the optionee at the time of the grant of an ISO and, except in determining alternative minimum tax, no taxable income is recognized at the time the ISO is exercised. The optionee will, however, recognize taxable income or loss in the year in which the purchased shares are sold or otherwise made the subject of disposition.

  For federal tax purposes, dispositions of ISOs are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other taxable disposition of such shares is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

  Upon a qualifying disposition of the shares, the optionee generally will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares at the date of exercise (or, if lower, the fair market value of the shares on the date of disposition) over (ii) the option price paid therefor will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain, and such gain will be long-term if the shares have been held for more than one year following exercise of the option.

  Alternative Minimum Tax. The difference between the fair market value of shares subject to an ISO on the date of exercise and the exercise price of such shares is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the shares subject to the ISO on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares subject to an ISO occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also, upon a sale of such shares that is a qualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares subject to the ISO at exercise over the amount paid for such shares.

  Deduction to the Company. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of an NSO. The deduction generally will be allowed for the taxable year of the Company in which occurs the last day of the calendar year in which the optionee recognizes ordinary income in connection with such exercise.

  If the optionee makes a disqualifying disposition of the shares purchased on exercise of an ISO, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount which is taxable to the employee as ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the shares purchased upon exercise of an ISO.

  Under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000. This limitation applies to compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers. Amounts treated as compensation pursuant to the exercise of stock options are subject to the deduction limit, unless the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant or is made subject to objective performance criteria. In addition, the grant of options must be made by a committee of at least two "outside directors" as defined under Code Section 162(m).

REQUIRED VOTE

  An affirmative vote of the holders of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote on the 1997 Plan is required for approval. Abstentions will be counted for purposes of determining the number of shares present and entitled to vote and will have the effect of a vote against the 1997 Plan. Broker non-votes, if any, will not be counted in determining the number of shares present and entitled to vote on the 1997 Plan.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1997 PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL.

                           PROPOSALS BY STOCKHOLDERS

  Stockholders who wish to present proposals at the 1998 annual meeting of stockholders and to have proposals described in the Company's proxy materials must submit their proposals to the Company not later than December 10, 1997.

                       THE TRANSACTION OF OTHER BUSINESS

  As of the date of this Proxy Statement, the Board of Directors has no knowledge of any other business which will be presented for consideration at the meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors of the Company may recommend.

                                   FORM 10-K

  MANAGEMENT WILL, UPON REQUEST, FURNISH WITHOUT COST TO INTERESTED SECURITY HOLDERS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR 1996. YOU MAY REQUEST A COPY OF THIS REPORT BY WRITING TO MS. RITA SIMPSON, SEAL FLEET, INC.,
P. O. BOX 3248, PALM BEACH, FLORIDA, 33480-3248, OR BY TELEPHONING MS. SIMPSON AT (561) 833-5111.

                                          /s/ James S. Goodner
                                          --------------------
                                          James S. Goodner
                                          Secretary

April 9, 1997
Palm Beach, Florida

                                  APPENDIX A

                               SEAL FLEET, INC.

                          1997 INCENTIVE OPTION PLAN

  1. PURPOSE

  (a) The purpose of this Incentive Option Plan (the "Plan") is to provide a method whereby directors, executive officers, key employees and outside consultants of Seal Fleet, Inc. and its affiliates (hereinafter collectively referred to as the "Company"), who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its stockholders.

  (b) The word "affiliate," as used in the Plan, means any bank or Company in any unbroken chain of banks or Companies beginning or ending with the Company, if at the time of the granting of an option, each such bank or Company other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or Companies in the chain.

  2. ADMINISTRATION

  The following provisions shall govern the administration of the Plan:

  (a) The Plan shall be administered by the Board of Directors or a duly appointed committee of the Board. The Board of Directors may from time to time remove members from or add members to the committee. Vacancies on the committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee. The Board and any such committee is referred to hereinafter as the "Committee," except where otherwise expressly provided or where the context requires otherwise.

  (b) The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. The Committee's determination on the matters set forth in this section shall be conclusive. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

    (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan;

    (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan;

    (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory stock options not described in Sections 422(b) or 423(a) of the Code;

    (iv) specify the number of shares to be covered by each option;

    (v) determine the fair market value of shares of the Company's common stock for any purpose under this Plan;

    (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

    (vii) cancel outstanding options and issue replacement options therefor with the consent of the affected optionee, and

    (viii) make all other determinations deemed necessary or advisable for administering the Plan.

  3. ELIGIBILITY

  The persons who shall be eligible to receive the discretionary grant of options under this Plan shall be those directors, executive officers, key employees and outside consultants of the Company selected for participation by the Committee. Notwithstanding any other provision of this Plan no person shall be granted options to purchase more than an aggregate of six hundred thousand (600,000) shares of the Company's common stock under this Plan, as adjusted pursuant to Section 7.

  4. THE SHARES

  The shares of stock subject to options authorized to be granted under the Plan shall consist of One Million Two Hundred Thousand (1,200,000) shares of the Company's Class A, common stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 7 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares of the Company's common stock which are (i) delivered by an optionee in payment of the exercise price of an option, or (ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of an option, in satisfaction of applicable withholding taxes shall again become available for the grant of options under the Plan as permitted by applicable law.

  5. GRANTS TO EMPLOYEES

  Options, in the discretion of the Committee, may be granted at any time prior to the termination of the Plan to persons who are employees of the Company, including employees who are also directors of the Company. Options granted by the Committee to employees pursuant to the Plan shall be subject to the following terms and conditions:

  (a) Grant of Options. Options granted to employees pursuant to the Plan may be either incentive stock options or nonstatutory stock options. If the aggregate fair market value of the shares issuable upon exercise of incentive stock options which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess.

  (b) Option Price. The purchase price under each incentive stock option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted. For any purposes under this Plan, fair market value per share shall mean, where there is a public market for the Company's common stock, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or The Nasdaq National Market) of the Company's common stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market or the National Quotation Bureau or the Company's primary market maker.) If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as the fair market value. If there is no public market for the Company's common stock, the fair market value thereof shall be determined by the Committee using any reasonable valuation method. The purchase price for nonstatutory options shall be established by the Committee in its discretion.

  (c) Duration of Options. Each option shall be for a term determined by the Committee; provided, however, that the term of any incentive stock option may not exceed ten years and, provided further, that the term of any incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not exceed five years. Each option shall vest in such manner and at such time as the Committee shall determine and the Committee may accelerate the time of exercise of any option.

  (d) Termination of Employment. Upon the termination of an optionee's status as an employee of the Company, his or her rights to exercise an option then held shall be only as follows:

    DEATH OR DISABILITY: If an optionee's employment is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of such termination; provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

    CAUSE: If an optionee's employment is terminated because such optionee is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, the optionee shall have the right for a period of thirty days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. For the purpose of this paragraph, termination of employment shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment is terminated, and not at the time of optionee's receipt thereof.

    OTHER REASONS: If an optionee's employment is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following such termination, exercise the option to the extent such option was exercisable on the date of termination of the optionee's employment; provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercised more than three months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted. To the extent the option is not exercised within such period the option will terminate.

  6. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

  The following terms and conditions shall apply to all options granted pursuant to the Plan:

  (a) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by the delivery and surrender of shares of Company common stock which (a) have been owned by the optionee for at least six months or such other period as the Committee may require; and (b) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

  The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

  (b) Transferability of Option and Shares. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

  (c) Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. An optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or
(ii) delivering a sufficient number of shares of Company common stock (which have been held by the optionee for such period as the Committee may require) to the Company. The value of shares withheld or delivered shall be the fair market value of such shares on the date the exercise becomes taxable as determined by the Committee. Such an election is subject to approval or disapproval by the Committee for any reason.

  (d) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Company, nor limit in any way the right of the Company to terminate an optionee's employment at any time.

  7. ADJUSTMENT OF, AND CHANGES IN, THE SHARES

  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per share of common stock covered by each such outstanding option, shall be proportionately adjusted for any change in the outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the common stock, or any other change affecting the outstanding shares of common stock as a class effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

  (b) Dissolution, Liquidation, Sale or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another Company in a transaction in which the Company is not the surviving Company, outstanding options may be assumed or equivalent options may be substituted by the successor Company (or a parent or subsidiary of the successor Company), unless the successor Company does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options shall terminate immediately before the consummation of such sale or merger (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of such transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

  (c) Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of common stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

  8. AMENDMENT AND TERMINATION OF THE PLAN

  The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in a manner that requires stockholder approval for continued compliance with the terms of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, Section 422 of the Code, any successor rules, or other regulatory authority; and provided further that the provisions of Section 5 shall not be amended more than once every six months, other than to comport with changes in the Code, or the rules thereunder. Except as provided in Section 7, no termination, modification or amendment of the Plan may, without the consent of the optionee to whom such option was previously granted under the Plan, adversely affect the rights of such optionee. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

  The Plan, unless sooner terminated, shall terminate on March 20, 2007, ten years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

  9. EFFECTIVENESS OF THE PLAN

  The Plan will become effective upon its approval by the Company's stockholders within twelve months of the date the Plan was adopted by the Board.

  10. PRIVILEGES OF STOCK OWNERSHIP

  No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee; provided, however, the Company shall provide annual financial statements to each optionee during the period for which he or she has one or more outstanding options. The grant of options and the issuance of Shares pursuant to the exercise of options granted under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the California securities laws, unless in the opinion of counsel to the Company such registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

  11. NOTICE OF SALE

  The optionee shall give the Company notice of any sale or other disposition of any Shares acquired upon exercise of an incentive stock option not more than five days after such sale or disposition.

  12. INDEMNIFICATION

  To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a stockholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                                  APPENDIX B

                         CERTIFICATE OF INCORPORATION
                         OF SEAL HOLDINGS CORPORATION

  The undersigned, being a natural person (the "Sole Incorporator"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                      I.

  The name of this Corporation is Seal Holdings Corporation.

                                      II.

  Its registered office in the State of Delaware is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the Registered Agent in charge thereof is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

                                     III.

  The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                      IV.

  A. This Corporation is authorized to issue three classes of stock to be designated, respectively, "Class A Common Stock," "Class B Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is eighteen million (18,000,000) shares. Fourteen million, nine hundred seventy-five thousand (14,975,000) shares shall be Class A Common Stock, which shall have a par value of twenty cents ($.20) per share, twenty-five thousand (25,000) shares shall be Class B Common Stock, which shall have a par value of twenty cents ($.20) per share, and three million (3,000,000) shares shall be Preferred Stock, which shall have a par value of one-tenth of one cent ($.001) per share.

  B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of such series then-outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

  C. The shares of Class A and Class B Common Stock shall be entitled in all respect to equal rights and privileges except as otherwise expressly set forth in this Article IV. In the event that any dividends in the shares of this Corporation shall be declared upon the shares outstanding, the shares issued to the holders of Class A shares shall consist of Class A shares, and the shares issued to holders of Class B shares shall consist of Class B shares.

  D. The holders of the outstanding shares of each class of stock shall be entitled to vote as a class upon the following matters, provided that Delaware law requires the matter be approved by vote of the stockholders, and further provided, in the case of Preferred Stock, that the relevant Preferred Stock Designation provides for such vote: (1) sale, lease, exchange, mortgage, pledge or other disposition of all, or substantially all, of the property and assets, with or without the goodwill, of the Corporation, (2) creation of bonded indebtedness or increase in capital stock, (3) merger, consolidation or reorganization, (4) dissolution or liquidation, and (5) any amendment to the Certificate of Incorporation.

  E. Each share of each class of stock entitled to vote on a matter requiring vote or action of the stockholders, shall be entitled to one vote for each share.

  F. The holders of the outstanding Class A voting common stock shall be entitled, as a class, to nominate and elect at least one director at each Annual or Special Meeting called for the purpose of electing directors, and in all events shall have the right to nominate and elect at an election held for that purpose that number of persons as directors which is not exclusively nominated and elected by the Class B shareholders as provided in the following paragraph, and in the event that the Class B stock has not been issued and is not outstanding, the Class A shareholders shall elect all of the Directors. Such directors so nominated and elected shall be known as Class A Directors.

  G. The holders of the outstanding Class B common stock shall have the right, as a class, to nominate and elect at least two directors, and in any event, shall have the exclusive right and authority to nominate and elect a simple majority of all of the directors of the Corporation regardless of their total number, but said Class B shareholders shall not vote on the number of directors reserved for nomination and election by the Class A shareholders. The directors so nominated and elected by the Class B shareholders shall be known as the Class B Directors.

  H. Once established by the Certificate of Incorporation or by the Bylaws, or any amendment thereto, the total number of directors of the Corporation shall not be reduced except by vote of the holders of a majority of the shares of each class of voting common stock, present and voting at a meeting, called for the purpose, and at which a quorum shall be present.

  I. A quorum at all meetings of stockholders shall consist of the holders of a majority of the outstanding shares of Class A voting common stock, present in person or by proxy, and a majority of the holders of the outstanding shares of the Class B voting common stock present in person or by proxy, except that at any meeting called to elect Class A Directors only, a quorum shall consist of a majority of the Class A voting common stock; and at a meeting called to elect Class B Directors only a quorum shall consist of the holders of a majority of the Class B voting common stock.

                                      V.

  Cumulative voting of shares of any class in the election of directors is prohibited.

                                      VI.

  There shall be no preemptive rights of any nature attaching to any class of the Corporation's stock or to any securities issued by it.

                                     VII.

  The name and mailing address of the Sole Incorporator, whose power shall terminate upon the filing of the certificate of incorporation, is as follows:

     William T. Manierre Bronson, Bronson & McKinnon LLP
                         505 Montgomery Street
                         San Francisco, CA 94111

  The names and mailing addresses of the initial directors, who will serve until the first annual meeting of stockholders or until their successors are elected and qualify, are as follows:

     Class B Directors   Mailing Address
     -----------------   ---------------
     Donald L. Caldera   2200 South Ocean Lane, #109
                         Fort Lauderdale, FL 33316

     Thomas M. Ferguson  125 Worth Avenue, Suite 314
                         Palm Beach, FL 33480

     Class A Director    Mailing Address
     ----------------    ---------------
     J. Erik Hvide       c/o Hvide Marine Incorporated
                         2200 Eller Drive
                         Fort Lauderdale, FL 33316

                                     VIII.

  For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

    (a) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. Except as set forth herein, the number of directors which shall constitute the whole Board of Directors shall be fixed by the Board of Directors in the manner provided in the Bylaws.

    (b) The Bylaws may be altered, amended or repealed, in accordance with the Bylaws.

                                      IX.

  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

                                      X.

  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

  Any repeal or modification of this Article shall be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      XI.

  The Corporation shall indemnify its officers, directors, employees and agents to the extent not prohibited by the Delaware General Corporation Law, and as provided in its Bylaws.

  IN WITNESS WHEREOF, this Certificate has been subscribed this          day
of              , 1997, by the undersigned who affirms that the statements made herein are true and correct.

                                          -------------------------------------
                                          William T. Manierre, Sole
                                           Incorporator

                                   APPENDIX C

                                     BYLAWS
                                       OF
                           SEAL HOLDINGS CORPORATION

                               TABLE OF CONTENTS

                                                                           PAGE
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
ARTICLE I--OFFICES........................................................   1
  SECTION 1--REGISTERED OFFICE............................................   1
  SECTION 2--OTHER OFFICES................................................   1
ARTICLE II--MEETINGS OF STOCKHOLDERS......................................   1
  SECTION 1--PLACE OF MEETINGS............................................   1
  SECTION 2--ANNUAL MEETINGS..............................................   1
  SECTION 3--SPECIAL MEETINGS.............................................   1
  SECTION 4--NOTICE OF MEETINGS...........................................   1
  SECTION 5--QUORUM.......................................................   1
  SECTION 6--STOCKHOLDERS ENTITLED TO VOTE................................   2
  SECTION 7--ORGANIZATION.................................................   2
ARTICLE III--DIRECTORS....................................................   3
  SECTION  1--NUMBER OF DIRECTORS.........................................   3
  SECTION  2--VACANCIES AND REMOVAL.......................................   3
  SECTION  3--POWERS......................................................   3
  SECTION  4--PLACE OF MEETING............................................   3
  SECTION  5--ORGANIZATION MEETING........................................   4
  SECTION  6--REGULAR MEETINGS............................................   4
  SECTION  7--SPECIAL MEETINGS............................................   4
  SECTION  8--QUORUM......................................................   4
  SECTION  9--ACTION WITHOUT MEETING......................................   4
  SECTION 10--PARTICIPATION IN MEETINGS...................................   4
  SECTION 11--COMMITTEES OF DIRECTORS.....................................   5
  SECTION 12--ORGANIZATION................................................   5
  SECTION 13--MINUTES OF MEETINGS.........................................   6
  SECTION 14--COMPENSATION OF DIRECTORS...................................   6
  SECTION 15--ADVISORY BOARD..............................................   6
  SECTION 16--RESIGNATION.................................................   6
ARTICLE IV--OFFICERS......................................................   6
  SECTION  1--OFFICERS....................................................   6
  SECTION  2--ELECTION....................................................   6
  SECTION  3--SALARIES....................................................   6
  SECTION  4--CHAIRMAN OF THE BOARD.......................................   7
  SECTION  5--PRESIDENT...................................................   7
  SECTION  6--VICE PRESIDENTS.............................................   7
  SECTION  7--SECRETARY...................................................   7
  SECTION  8--ASSISTANT SECRETARIES.......................................   7
  SECTION  9--TREASURER OR CHIEF FINANCIAL OFFICER........................   7
  SECTION 10--ASSISTANT TREASURERS........................................   7
  SECTION 11--RESIGNATIONS................................................   8
  SECTION 12--REMOVAL.....................................................   8
ARTICLE V--EXECUTION OF CORPORATE INSTRUMENT AND VOTING OF SECURITIES
 OWNED BY THE CORPORATION.................................................   8
  SECTION 1--EXECUTION OF CORPORATE INSTRUMENT............................   8
  SECTION 2--VOTING OF SECURITIES OWNED BY THE CORPORATION................   8

                                                                           PAGE
                                                                           ----
ARTICLE VI--STOCK AND CERTIFICATES........................................   9
  SECTION 1--FORM AND EXECUTION...........................................   9
  SECTION 2--LOST CERTIFICATES............................................   9
  SECTION 3--TRANSFER OF SHARES...........................................   9
  SECTION 4--REGISTERED STOCKHOLDERS......................................   9
  SECTION 5--FIXING RECORD DATES..........................................  10
ARTICLE VII--OTHER SECURITIES OF THE CORPORATION..........................  10
  SECTION 1--EXECUTION OF OTHER SECURITIES................................  10
ARTICLE VIII--GENERAL PROVISIONS..........................................  11
  SECTION 1--DIVIDENDS....................................................  11
  SECTION 2--FISCAL YEAR .................................................  11
  SECTION 3--SEAL.........................................................  11
  SECTION 4--NOTICES......................................................  11
  SECTION 5--WAIVER OF NOTICE.............................................  12
  SECTION 6--BOND.........................................................  13
  SECTION 7--APPROVAL OF ACTS.............................................  13
ARTICLE IX--INDEMNIFICATION...............................................  13
  SECTION 1--INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER
            AGENTS........................................................  13
ARTICLE X--AMENDMENTS.....................................................  16
  SECTION 1--BY STOCKHOLDERS..............................................  16
  SECTION 2--BY DIRECTORS.................................................  16

                                    BYLAWS
                                      OF
                           SEAL HOLDINGS CORPORATION

                              ARTICLE I--OFFICES

SECTION 1--REGISTERED OFFICE

  The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware. (Del. Code Ann., tit. 8, (S) 131)

SECTION 2--OTHER OFFICES

  The Corporation shall also have and maintain an office or principal place of business in 125 Worth Avenue, Suite 314, Palm Beach, Florida, or at such place as may be fixed by the Board of Directors, and may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require. (Del. Code Ann., tit. 8, (S) 122(B))

                     ARTICLE II--MEETINGS OF STOCKHOLDERS

SECTION 1--PLACE OF MEETINGS

  All meetings of stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors or, if not so designated, then at the office of the Corporation maintained pursuant to
Article I, Section 1 hereof. (Del. Code Ann., (S) 211(a))

SECTION 2--ANNUAL MEETINGS

  The annual meetings of stockholders for the election of directors and for such other business as may properly be brought before the meeting shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. (Del. Code Ann., tit. 8, (S) 211(b))

SECTION 3--SPECIAL MEETINGS

  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation or these Bylaws, may be called by the Chairman of the Board of Directors, the President, the Board of Directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting. (Del. Code Ann., tit. 8, (S) 211(d))

SECTION 4--NOTICE OF MEETINGS

  Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders stating the place, date and hour of the meeting and, in the case of Special Meeting, the purpose or purposes for which the meeting is called shall be given to each stockholder entitled to vote at the meeting not less than ten (10) or more than sixty (60) days before the date of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if the notice thereof had been given. (Del. Code Ann., tit. 8, (S)(S) 222, 229)

SECTION 5--QUORUM

  At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of the Class A voting common stock, and a majority of the outstanding shares of the Class B voting common stock, entitled to vote, shall constitute a quorum for the transaction of business. Any shares, the voting of which at said meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting. The stockholders present at any duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the Corporation, provided, however, that directors shall be elected by a plurality of the votes of each class of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, in accordance with Article IV of the Certificate of Incorporation. Where a separate vote by a class or classes is required, a majority of the outstanding shares of each class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes, present or in person or represented by proxy at the meeting shall be the act of such class. Cumulative voting for directors shall not be permitted. (Del. Code Ann., tit. 8, (S) 216)

  If however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the vote of the holders of a majority of the shares represented shall have the power to adjourn the meeting without notice other than announcement at the meeting, until such time as when a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. (Del. Code Ann., tit. 8, (S) 216, 222(c))

SECTION 6--STOCKHOLDERS ENTITLED TO VOTE

  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of the name of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. (Del. Code Ann., tit. 8, (S) 219(a))

  Each outstanding share, regardless of class, if entitled to vote on a matter, shall be entitled to one vote on such matter submitted to a vote at a meeting of stockholders. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder, or by his duly authorized agent. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation, unless the proxy provides for a longer period. All elections of directors shall be by written ballot, if so required by the Board of Directors. (Del. Code Ann., tit. 8, (S)(S) 211(e), 212(b))

SECTION 7--ORGANIZATION

  (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, the most senior Vice President present, or in the absence of any such officer, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as a secretary of the meeting.

  (b) The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless, and to the extent determined by the Board of Directors of the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                            ARTICLE III--DIRECTORS

SECTION 1--NUMBER OF DIRECTORS

  The Board of Directors shall consist of not less than three (3) and not more than twenty-one (21) directors. Within the limits specified, the number of directors may be determined by resolution of the Board of Directors. The limits on the number of authorized directors may be modified from time to time by amendment of this Article III, Section 1, in accordance with Article X hereof, and with the Certificate of Incorporation. The directors shall be elected at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders. If for any cause directors shall not have been elected at the annual meeting, they may be elected as soon thereafter as convenient at a special meeting of stockholders called for that purpose. No reduction of the authorized number of directors shall have the effect of removing any director before the director's term of office expires unless such removal is made pursuant to these Bylaws. (Del. Code Ann., tit. 8, (S)(S) 141(b), 211(b), (c))

SECTION 2--VACANCIES AND REMOVAL

  Any director may be removed either for or without cause, at any special meeting of stockholders by the affirmative vote of a majority in number of shares of the stockholders present in person or by proxy at such meeting and entitled to vote for the election of such director, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Any director may be removed either for or without cause, at any meeting of directors, by the affirmative vote of two-thirds of all members of the Board of Directors. If any vacancies occur in the Board of Directors because of death, resignation, retirement, disqualification or removal from office of any director or otherwise, a majority of the directors then in office, though less than a quorum, may choose a successor or successors, or a successor or successors may be chosen at a special meeting of stockholders called for that purpose; and each successor director so chosen shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at any meeting of stockholders, or may be filled by affirmative vote of a majority of all members of the Board of Directors then in office.

SECTION 3--POWERS

  The business and property of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. (Del. Code Ann., tit. 8, (S) 41(a))

SECTION 4--PLACE OF MEETING

  The Board of Directors of the Corporation may hold meetings, both regular and special, within or without the State of Delaware.

SECTION 5--ORGANIZATION MEETING

  The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

SECTION 6--REGULAR MEETINGS

  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board. (Del. Code Ann., tit. 8, (S) 141(a))

SECTION 7--SPECIAL MEETINGS

  Special meetings of the Board may be called at any time by the Chairman of the Board on one (1) day's notice to each director, either personally or by mail or telegram; special meetings shall be called by the Chairman of the Board in like manner and on like notice on the written request of four or more directors. Except as may be otherwise expressly provided by statute, or by the Certificate of Incorporation, or by these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of directors need be specified in a notice or waiver of notice.

SECTION 8--QUORUM

  At all meetings of the Board, a majority of the exact number of directors fixed from time to time in accordance with Article III, Section 1 hereof shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation, or by these Bylaws. With respect to indemnification questions arising under Article IX, Section 1 hereof, a quorum shall be 1/3 of the exact number of directors fixed from time to time in accordance with Article III, Section 1 hereof, but not less than one (1). If a quorum shall be present or otherwise at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting. (Del. Code Ann., tit. 8, (S) 141(b))

SECTION 9--ACTION WITHOUT MEETING

  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and such writing or writings are to be filed with the minutes of proceedings of the Board or committee. (Del. Code Ann., tit. 8, (S) 141(f))

SECTION 10--PARTICIPATION IN MEETINGS

  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment if, by such means, all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting. (Del. Code Ann., tit. 8, (S) 141(i))

SECTION 11--COMMITTEES OF DIRECTORS

  (a) The Board of Directors may, by resolution passed by a majority of the whole Board, designate an Executive Committee, to consist of not less than five directors of the Corporation, one of whom shall be the Chairman of the Board of Directors. The Executive Committee shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of a majority of all members of the Board of Directors is required by statute, by the Certificate of Incorporation, or by these Bylaws, and the said Executive Committee shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. (Del Code. Ann., tit. 8, (S) 141(c))

  (b) The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such other committees as may be permitted by law. Such other committees shall consist of one or more of the directors of the corporation, and shall have such power and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee. (Del. Code Ann., tit. 8, (S) 141(c))

  (c) The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Article III, Section 11, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. (Del. Code Ann., tit. 8, (S) 141(c))

  (d) Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this
Article III, Section 11 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee. (Del. Code. Ann., tit. 8, (S)(S) 141(c), 229)

SECTION 12--ORGANIZATION

  At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

SECTION 13--MINUTES OF MEETINGS

  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

SECTION 14--COMPENSATION OF DIRECTORS

  Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board and at any meeting of a committee of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. (Del. Code Ann., tit. 8, (S) 141(h))

SECTION 15--ADVISORY BOARD

  The Chairman of the Board may appoint an advisory Board, to act in an advisory capacity to the Board of Directors.

SECTION 16--RESIGNATION

  Any Director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified. (Del. Code Ann., tit. 8, (S)(S) 141(b), 223(d))

                             ARTICLE IV--OFFICERS

SECTION 1--OFFICERS

  The officers of the corporation shall be chosen by the Board of Directors and shall consist of a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors may also choose one or more Assistant Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. Any two or more offices may be held by the same person, unless specifically prohibited by law, and except that the offices of President and Secretary shall not be held by the same person. (Del. Code. Ann., tit. 8, (S)(S) 122(5), 142(a), (b))

SECTION 2--ELECTION

  The Board of Directors at its first meeting after each annual meeting of the stockholders shall choose the said officers and the Chairman of the Board and a President selected from the Board of its members. Each officer of the Corporation shall hold office until his successor is chosen and qualified in his stead or until his death or until his resignation or removal from office. Any officer elected or appointed by the Board of Directors may be removed at any time by the vote of the Board of Directors. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

SECTION 3--SALARIES

  The salaries and other compensation of all officers of the Corporation shall be fixed in the manner designated by the Board of Directors. (Del. Code Ann., tit. 8, (S) 122(5))

SECTION 4--CHAIRMAN OF THE BOARD

  The Chairman of the Board shall be the Chief Executive Officer of the Corporation and preside at all meetings of the Board of Directors. He shall also perform such other duties as required of him by the Bylaws and as might from time to time be assigned to him by the Board of Directors. (Del. Code Ann., tit. 8, (S) 142(a))

SECTION 5--PRESIDENT

  The President, in the absence or disability of the Chairman of the Board, shall perform the duties and exercise the powers of the Chairman of the Board. He shall have general and active management of the business and affairs of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall perform such other duties and shall have such other powers the Bylaws or the Board of Directors may from time to time prescribe. (Del. Code Ann., tit. 8, (S) 142(a))

SECTION 6--VICE PRESIDENTS

  The order of the seniority of the Vice Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. The Vice Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or when the office of President is vacant. Each Vice President shall have such powers and shall perform such duties commonly incident to his office and as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him. (Del. Code Ann., tit. 8, (S) 142(a))

SECTION 7--SECRETARY

  The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and all meetings of the Board of Directors and any committee thereof requiring notice, and shall perform such other duties commonly incident to his office and as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall keep in safe custody the minute book and seal of the Corporation and affix the seal to any instrument requiring it and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary. (Del. Code Ann., tit. 8, (S) 142(a))

SECTION 8--ASSISTANT SECRETARIES

  Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him. (Del. Code Ann., tit. 8, (S) 142(a))

SECTION 9--TREASURER

  The Treasurer shall, subject to the order of the Board of Directors, have custody of all funds and securities of the corporation. The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer shall perform such other duties commonly incident to his office and perform such other duties and share such other powers as the Board of Directors or the President may from time to time designate.

SECTION 10--ASSISTANT TREASURERS

  Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time prescribe. (Del. Code Ann., tit. 8, (S) 142(a))

SECTION 11--RESIGNATIONS

  Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer. (Del. Code Ann., tit. 8, (S) 142(b))

SECTION 12--REMOVAL

  Any officer may be removed from office at any time, either with or without cause, by the vote or written consent of a majority of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE V--EXECUTION OF CORPORATE INSTRUMENT AND VOTING OF SECURITIES OWNED BY
                                THE CORPORATION

SECTION 1--EXECUTION OF CORPORATE INSTRUMENT

  The Board of Directors may, in its discretion, determine the method and designate the signatory officer of officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. (Del. Code Ann., tit. 8, (S)(S) 103(a), 142(a), 158)

  Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidence of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Chief Financial Officer or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. (Del. Code Ann., tit. 8, (S)(S) 103(a), 142(a),
158)

  All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

  Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. (Del. Code Ann., tit. 8, (S)(S) 103(a), 142(a), 158)

SECTION 2--VOTING OF SECURITIES OWNED BY THE CORPORATION

  All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the President, or any Vice President. (Del. Code Ann., tit. 8, (S) 123)

                      ARTICLE VI--STOCK AND CERTIFICATES

SECTION 1--FORM AND EXECUTION

  Certificates in such form as may be determined by the Board of Directors shall be delivered representing all shares to which stockholders are entitled. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. They shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent, or by a transfer clerk, the signature of any such officer may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. (Del. Code Ann., tit. 8, (S) 158)

  Each certificate shall state upon the face or back therein, in full or in summary, all of the powers, limitations or restrictions and relative rights of the shares authorized to be issued, provided that, except as otherwise provided by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Corporation will furnish without charge to each stockholder who so requests the voting powers, designations, preferences, limitations, restrictions and relative rights of each class of stock or series thereof.

SECTION 2--LOST CERTIFICATES

  The Board of Directors may direct a new certificate representing shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificates to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. (Del. Code Ann., tit. 8, (S) 167)

SECTION 3--TRANSFER OF SHARES

  Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Upon the surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. (Del. Code Ann., tit. 8,(S)(S) 201, 401(1))

  The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Laws of Delaware. (Del. Code Ann., tit. 8, (S) 160(a))

SECTION 4--REGISTERED STOCKHOLDERS

  The Corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. (Del. Code Ann., tit. 8, (S)(S) 213(a), 219)

SECTION 5--FIXING RECORD DATES

  (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

  (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty
(60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. (Del. Code Ann., tit. 8, (S) 213)

               ARTICLE VII--OTHER SECURITIES OF THE CORPORATION

SECTION 1--EXECUTION OF OTHER SECURITIES

  All bonds, debentures and other corporate securities of the Corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the person signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant

Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                       ARTICLE VIII--GENERAL PROVISIONS

SECTION 1--DIVIDENDS

  Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the statutes and the Certificate of Incorporation. (Del. Code Ann., tit. 8, (S)(S) 170, 173)

  There may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. (Del. Code Ann., tit. 8, (S) 171)

SECTION 2--FISCAL YEAR

  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION 3--SEAL

  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced. (Del. Code Ann., tit. 8, (S) 122(3))

SECTION 4--NOTICES

  (a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent. (Del. Code Ann., tit. 8, (S) 222)

  (b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

  (c) Address Unknown. If no address of a stockholder or director be known, notice may be sent to the office of the Corporation required to be maintained pursuant to Section 2 hereof.

  (d) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. (Del. Code Ann., tit. 8, (S) 222)

  (e) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

  (f) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

  (g) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

  (h) Notice to Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

  (i) Notice to Person With Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first-class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph. (Del. Code Ann., tit. 8, (S) 230)

SECTION 5--WAIVER OF NOTICE

  Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the statute or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver unless so required by the Certificate of Incorporation or these Bylaws. (Del. Code Ann., tit. 8, (S) 229)

SECTION 6--BOND

  Each officer and each employee shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation in case of his death, resignation, retirement, or removal from office of all books, papers, vouchers, money and other property, of whatever kind, in his possession or under his control belonging to the Corporation. The Corporation shall pay all insurance premiums for such bonds.

SECTION 7--APPROVAL OF ACTS

  The Corporation shall be deemed to have waived any claim against any officer of the Corporation for any act or deed approved or ratified by the Board of Directors, and the Corporation and all stockholders shall be deemed to have waived any claim against any director or officer of the Corporation for any act or deed approved or ratified by a majority of the stockholders present in person or by proxy at any meeting of stockholders of the Corporation, whether or not such meeting was called for such purposes and whether or not the notice of such meeting specifies that such matter is to be considered or voted upon.

                          ARTICLE IX--INDEMNIFICATION

SECTION 1--INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

  (a) Directors, and Executive Officers. The Corporation shall indemnify its Directors and executive officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the Corporation may limit the extent of such indemnification by individual contracts with its Directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any Director or executive officer in connection with any proceeding (or part thereof) initiated by such person or any proceeding by such person against the Corporation or its Directors, officers, employees or other agents unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation or (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law.

  (b) Other Officers, Employees and Other Agents. The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

  (c) Good Faith.

    (1) For purposes of any determination under this Bylaw, a Director or executive officer shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his conduct was unlawful, if his action is based on information, opinions, reports and statements, including financial statements and other financial data, in each case prepared or presented by:

      (a) one or more officers or employees of the Corporation whom the Director or executive officer believed to be reliable and competent in the matters presented;

      (b) counsel, independent accountants or other persons as to matters which the Director or executive officer believed to be within such person's professional competence; and

      (c) with respect to a Director, a committee of the Board upon which such Director does not serve, as to matters within such Committee's designated authority, which committee the Director believes to merit confidence; so long as, in each case, the Director or executive officer acts without knowledge that would cause such reliance to be unwarranted.

    (2) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, that he had reasonable cause to believe that his conduct was unlawful.

    (3) The provisions of this paragraph (3) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the Delaware General Corporation Law.

  (d) Expenses. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by any Director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

  Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation if a determination is reasonably and promptly made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the proceeding, or (2) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

  (e) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to Directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the Director or executive officer. Any right to indemnification or advances granted by this Bylaw to a Director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. The Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

  (f) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its Directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

  (g) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a Director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

  (h) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

  (i) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

  (j) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

  (k) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

    (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

    (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

    (3) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

    (4) References to a "director," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other employee.

    (5) References to "other enterprises" shall include benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                             ARTICLE X--AMENDMENTS

SECTION 1--BY STOCKHOLDERS

  These Bylaws may be altered, amended or repealed at any meeting of the stockholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares present or represented at such meeting and entitled to vote thereat.

SECTION 2--BY DIRECTORS

  Except as otherwise provided in Article IX, Section 1(i) of these Bylaws, these Bylaws may be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting.

                                  APPENDIX D

                         AGREEMENT AND PLAN OF MERGER

  This Agreement and Plan of Merger (this "Agreement"), dated as of
          , 1997, is between Seal Fleet, Inc., a Nevada corporation (the "Company"), with its principal place of business at 125 Worth Ave., Suite 314, Palm Beach, Florida, and Seal Holdings Corporation, a Delaware corporation (the "Subsidiary," and together with the Company, the "Constituent Corporations"), with its principal place of business at 125 Worth Ave., Suite 314, Palm Beach, Florida.

  WHEREAS, the respective boards of directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that the Company merge with and into the Subsidiary upon the terms and conditions provided herein;

  NOW, THEREFORE, in consideration of the foregoing and the agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1--THE MERGER

  1.1 The Merger. At the Effective Time (as hereafter defined), the Company shall merge with and into the Subsidiary (the "Merger") and the Subsidiary shall be the surviving corporation (the "Surviving Corporation") and the separate existence of the Company shall cease.

  1.2 Succession. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers, immunities and franchises, and shall be subject to all the restrictions, disabilities and duties of the Constituent Corporations, and all the property, real, personal and mixed of the Constituent Corporations, and all debts due to any of the Constituent Corporations shall be vested in the Surviving Corporation without the necessity for any separate transfer. The Surviving Corporation shall thereafter be responsible and liable for all debts, liabilities and duties of the Constituent Corporations, and neither the rights of creditors nor any liens on the property of the Constituent Corporations shall be impaired by the Merger. The employees and agents of the Company shall become the employees and agents of the Subsidiary and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company. The requirements of any plans or agreements of the Company involving the issuance or purchase by the Company of certain shares of its capital stock shall be satisfied by the issuance or purchase of like number of shares of the subsidiary.

  1.3 Common Stock of the Company and the Subsidiary. Subject to Section 1.4, at the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each share of Class A Common Stock, $.20 par value, and each share of Class B Common Stock, $.20 par value ("Company Common Stock") issued and outstanding immediately prior to the Effective Time shall be changed and converted into and become one fully paid and nonassessable share of the Class A and Class B Common Stock, $.20 par value, respectively, of the Subsidiary ("Subsidiary Common Stock") and (ii) each share of common stock of the Subsidiary issued and outstanding immediately prior to the Effective Time shall be canceled and returned to the status of authorized but unissued shares, without the payment of consideration therefor.

  1.4 Right to Dissent. Notwithstanding anything in this Agreement to the contrary, shares, if any, of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by a stockholder who has delivered to the Company, before the vote of the stockholders of the Company with respect to the Merger is taken, written notice of his intent to demand payment for his shares if the Merger is effectuated and has not voted his shares in favor of the Merger in the manner provided by Nevada Revised Statute 92A.300 to 92A.500 ("Dissenting Shares") shall not be converted into Subsidiary Common Stock, but the holders of the Dissenting Shares shall be entitled to obtain the fair value of such shares in accordance with

Nevada Revised Statute 92A.300 to 92A.500 unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his right to dissent and payment under the Nevada General Corporation Law. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, his shares of Company Common Stock shall thereupon be deemed to have been converted, at the Effective Time, into shares of Subsidiary Common Stock.

  1.5 Exchange of Stock Certificates.

  (a) At or prior to the Effective Time, the Subsidiary shall appoint a bank or trust company selected by the Subsidiary as exchange agent ("Exchange Agent") for the purpose of facilitating the exchange of certificates representing shares of Company Common Stock ("Company Certificates") for certificates representing shares of Subsidiary Common Stock ("Subsidiary Certificates").

  (b) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of Company Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon delivery of the Company Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Company Certificates in exchange for Subsidiary Certificates. Upon proper surrender of a Company Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Company Certificate shall be entitled to receive in exchange therefor a Subsidiary Certificate representing a number of shares of Subsidiary Common Stock equal to the number of shares of Company Common Stock represented by the surrendered Company Certificate.

  (c) No dividends or other distributions declared after the Effective Time with respect to Subsidiary Common Stock shall be paid to the holder of any unsurrendered Company Certificate until the holder thereof shall surrender such Company Certificate in accordance with paragraph (b). After the surrender of a Company Certificate in accordance with paragraph (b), the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of Subsidiary Common Stock represented by such Company Certificate. Notwithstanding the foregoing, none of Subsidiary, the Company, the Exchange Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

  (d) If any Subsidiary Certificate is to be issued in a name other than that in which the Company Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Company Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a Subsidiary Certificate in any name other than that of the registered holder of the Company Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

  (e) After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Company Certificates representing such shares are presented for transfer, no transfer shall be effected on the stock transfer books of Subsidiary with respect to such shares and no Subsidiary Certificate shall be issued representing the shares of Subsidiary Common Stock exchangeable for such shares of Company Common Stock unless and until such Company Certificate is delivered to the Exchange Agent together with properly completed and duly executed copies of all documents required by paragraph (b) (or such other documents as are satisfactory to Subsidiary and the Exchange Agent in their sole discretion).

  (f) In the event any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Company Certificate to be lost, stolen or destroyed and, if required by Subsidiary, the posting by such person of a bond in such amount as Subsidiary may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Company Certificate, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Company Certificate, a Subsidiary Certificate representing the shares of Subsidiary Common Stock deliverable in respect of such Company Certificate pursuant to this Agreement.

  1.6 Options. At the Effective Time, the Surviving Corporation will assume the obligations and succeed to the rights of the Company under the Company's 1996 Long-Term Incentive Plan and 1997 Incentive Option Plan (the "Plans"). At the Effective Time, by virtue of the Merger, each outstanding and unexercised portion of all options to purchase shares of Company Common Stock outstanding under the Plans shall become options to purchase the same number of shares of Subsidiary Common Stock with no other changes in the terms and conditions of such options, including exercise prices.

  1.7 Acts, Plans, Policies, Agreements, Etc. All corporate acts, plans, policies, agreements, arrangements, approvals, and authorizations of the Company, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Company.

ARTICLE 2--EFFECTIVE TIME

  2.1 Stockholder Approval. Subsequent to the execution of this Agreement, each of the Constituent Corporations shall submit this Agreement to their respective stockholders for approval pursuant to the applicable provisions of the General Corporation Law of the State of Nevada and the General Corporation Law of the State of Delaware. The Company covenants and agrees that it will, as sole stockholder of Subsidiary, vote the Subsidiary Common Stock owned by it to approve this Agreement as provided by law.

  2.2 Effective Time. Following approval of this Agreement in accordance with
Section 2.1 above, and provided that:

    (a) the conditions specified in Section 5.1 hereof have been fulfilled or waived, and

    (b) this Agreement has not been terminated and abandoned pursuant to
  Section 5.4 hereof;

the Subsidiary shall cause a Certificate of Ownership and Merger to be executed, acknowledged and filed with the Secretary of State of Delaware in accordance with the Delaware General Corporation Law and shall cause Articles of Merger to be executed, acknowledged and filed with the Secretary of State of Nevada in accordance with the Nevada General Corporation Law.

  2.3 Effective Time. The "Effective Time" shall be the later of the time a Certificate of Ownership and Merger is filed with the Delaware Secretary of State or the time Articles of Merger are filed with the Nevada Secretary of State.

ARTICLE 3--COVENANTS AND AGREEMENTS

  3.1 Assumption by Subsidiary. Subsidiary covenants and agrees that as the Surviving Corporation, it shall be liable for all the obligations of the Constituent Corporations outstanding as of the Effective Time and hereby expressly assume all such obligations as of the Effective Time.

ARTICLE 4--CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

  4.1 Certificate of Incorporation. The Certificate of Incorporation of the Subsidiary as constituted at the Effective Time shall thereafter be the Certificate of Incorporation of the Surviving Corporation until such time as it shall be amended in accordance with the provisions thereof and applicable law.

  4.2 Bylaws. The bylaws of the Subsidiary as constituted at the Effective Time shall be the bylaws of the Surviving Corporation, subject to alteration, amendment or repeal from time to time by the Board of Directors or the stockholders of the Surviving Corporation in accordance with the provisions thereof and applicable law.

  4.3 Directors and Officers. From and after the Effective Time, the Board oft Directors of the Surviving Corporation will consist of the members of the Board of Directors of the Company immediately prior to the Merger. The directors will continue to hold office as directors of the Surviving Corporation for the same term for which they would otherwise serve as directors of the Company. From and after the Effective Time, individuals serving as officers of the Company immediately prior to the Merger will serve as officers of the Surviving Corporation, holding the same titles and positions which such officers held at the Company upon the effectiveness of the Merger.

ARTICLE 5--MISCELLANEOUS

  5.1 Conditions. The respective obligations of the Constituent Corporations to consummate the Merger are subject to the following conditions, each of which (other than paragraph (c)) may be waived by the Constituent
Corporations:

    (a) All material third party consents which are required in order to consummate the Merger and to effectuate the contemplated transactions incidental or related thereto shall have been obtained;

    (b) Holders of no more than 1% of the Company Common Stock shall have asserted the right to dissent with respect to the Merger in accordance with the Nevada General Corporation Law; and

    (c) Each of the Constituent Corporations shall have received the approval of its stockholders.

  5.2 Further Assurances. From time to time, and when required by the Subsidiary or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to confirm of record or otherwise, in the Subsidiary the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Agreement, and the directors and officers of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  5.3 Amendments. To the fullest extent permitted by applicable law, at any time before or after approval by the stockholders of the Company, this Agreement may be amended in any manner as may be determined in the judgment of the respective boards of directors of the Constituent Corporations to be necessary, desirable or expedient, whether or not the stockholders of the Constituent Corporations, or either of them, shall have approved this Agreement.

  5.4 Abandonment. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Agreement by the stockholders of the Company, or the consummation of the Merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Constituent Corporations.

  5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and, to the extent applicable, the Nevada General Corporation Law.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by the respective officers thereunto duly authorized and their respective corporate seals affixed, all as of the day and year first above written.

                                          SEAL FLEET, INC.

                                          By:
                                             ----------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------

                                          SEAL HOLDINGS CORPORATION

                                          By:
                                             ----------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------

                                  APPENDIX E

                         NEVADA REVISED STATUTES (NRS)
                          RIGHTS OF DISSENTING OWNERS

  92A.300. Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

  92A.305. "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

  92A.310. "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

  92A.315. "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

  92A.320. "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately, before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

  92A.325. "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

  92A.330. "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner or shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

  92A.335. "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

  92A.340. Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

  92A.350. Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

  92A.360. Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may, provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

  92A.370. Rights of dissenting member of domestic nonprofit corporation.

  1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

  2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

  92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

  1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the domestic corporation is a party:

      (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

      (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

    (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

    (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

  2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

  92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

  1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

    (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

    (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

      (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

        (I) The surviving or acquiring entity; or

        (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

      (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of Paragraph (b).

  2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

  92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

  1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

  2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

    (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

    (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

  92A.410. Notification of stockholders regarding right of dissent.

  1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

  2. If the corporate action creating dissenters' rights if taken without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

  92A.420. Prerequisite to demand for payment for shares.

  1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

    (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

    (b) Must not vote his shares in favor of the proposed action.

  2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

  92A.430. Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

  1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

  2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

    (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

    (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

    (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

    (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

    (e) Be accompanied by a copy of NRS 92A.300 to 92A.500 inclusive.

  92A.440. Demand for payment and deposit of certificates; retention of rights of stockholder.

  1. A stockholder to whom a dissenter's notice is sent must:

    (a) Demand payment;

    (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

    (c) Deposit his certificates, if any, in accordance with the terms of the notice.

  2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

  3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

  92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

  1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

  2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

  92A.460. Payment for shares: General requirements.

  1.1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

    (a) Of the county where the corporation's registered office is located;
  or

    (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

  2. The payment must be accompanied by:

    (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

    (b) A statement of the subject corporation's estimate of the fair value of the shares:

    (c) An explanation of how the interest was calculated;

    (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

    (e) A copy of NRS 92A.300 to 92A.500, inclusive.

  92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice.

  1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

  2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment Pursuant to NRS 92A.480.

  92A.480. Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

  1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

  2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

  92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

  1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

  2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

  3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

  4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

  5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

    (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

    (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

   92A.500. Legal proceeding to determine fair value: Assessment of costs and fees.

  1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

  2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A 500, inclusive; or

    (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

  3 If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

  4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

  5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                SEAL FLEET, INC.
                          125 Worth Avenue, Suite 314
                           Palm Beach, Florida 33480
                          Telephone No. (561) 833-5111

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
         THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 1997

     The undersigned hereby appoints Thomas M. Ferguson and James S. Goodner and either of them acting alone or, in the event of their inability or unwillingness to serve, such other individuals as the Board of Directors may designate, as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes any proxyholder to represent and vote, as designated below, all of the shares of Common Stock of the Company that the undersigned held on the Record Date at the Annual Meeting to be held on May 14, 1997, which includes any continuation of such meeting pursuant to any adjournment of it to another time. Terms beginning with initial capital letters that are used but not defined in this Proxy Card have the meanings given to them in the Proxy Statement for the Annual Meeting.

     The Board of Directors recommends a vote "FOR" the following proposals:

1. Proposal to amend the Bylaws of the Company to reduce the minimum number of authorized directors to three (3).

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

2. Proposal to elect the following nominees as directors of the company: Class A director-J. Erik Hvide. The undersigned may withhold authority to vote for any nominee or nominees by lining through or otherwise striking out the name or names of such nominee or nominees above.

    [ ] FOR the nominee    [ ] WITHHOLD AUTHORITY to vote for the nominee

3. Proposal to ratify the appointment of ____________________ as the company's independent auditors for the fiscal year ending December 31, 1997.

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4. Proposal to ratify a reverse and forward stock split of the Company's Class A and Class B Common Stock, as described in the Proxy Statement.

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

5.  The Reincorporation Proposal, as described in the Proxy Statement.

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

6. Proposal to remove a restriction requiring the Board of Directors to seek stockholder approval of an initial acquisition.

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

7.  Proposal to approve the 1997 Incentive Option Plan.

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

     The Proxyholders are authorized to vote in their discretion (a) upon such other matters presented at the meeting that the Board of Directors did not know would be presented a reasonable time before this solicitation, (b) to approve the minutes of the last annual meeting of stockholders (which approval will not amount to ratification of the action taken at that meeting), (c) for the election of such substitute nominees for director as the Board of Directors may propose if any of the nominees listed above are unavailable to stand for election as a result of unforeseen circumstances and (d) upon matters incident to the conduct of the meeting.

     THE PROXYHOLDERS WILL VOTE THE UNDERSIGNED'S SHARES OF COMMON STOCK IN THE MANNER DIRECTED ON THIS PROXY CARD. IF THE UNDERSIGNED DOES NOT GIVE DIRECTIONS ON THIS PROXY CARD WITH RESPECT TO PROPOSAL 1, 2, 3, 4, 5, 6 OR 7, THE PROXYHOLDERS WILL VOTE SUCH SHARES FOR PROPOSAL 1, 2, 3, 4, 5, 6 OR 7, RESPECTIVELY.

     All other proxies heretofore given by the undersigned to vote shares of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereto, are hereby expressly revoked.

     Please sign and date below. When shares are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                       _________________________________________
                                                        Signature


                                       _________________________________________
                                                Signature if held jointly


                                       Dated: ____________________________, 1997